SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                           CONSTELLATION BRANDS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
      (4) Proposed  maximum  aggregate  value  of  transaction:

          ----------------------------------------------------------------------
      (5) Total fee paid:

          ----------------------------------------------------------------------

[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset  as provided  by  Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:
                                 -----------------------------------------------
      (2) Form, Schedule or Registration Statement No.:
                                                       -------------------------
      (3) Filing Party:
                       ---------------------------------------------------------
      (4) Date Filed:
                     -----------------------------------------------------------

                              [CONSTELLATION LOGO]

                         ------------------------------
                         Annual Meeting of Stockholders
                         ------------------------------



                                                                    June 9, 2004

To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of Constellation Brands, Inc. at ONE HSBC PLAZA, 100 Chestnut Street, Rochester, New York, on Tuesday, July 20, 2004 at 11:00 a.m. (local time).

     The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe in detail the matters expected to be acted upon at the meeting. Also contained in this package is the Company's 2004 Annual Report to Stockholders that contains important business and financial information concerning the Company.

     We hope you are able to attend this year's Annual Meeting.

                                                Very truly yours,

                                                /s/ Richard Sands

                                                RICHARD SANDS
                                                Chairman of the Board
                                                and Chief Executive Officer

Please note that HSBC Plaza is located at the corner of Court Street and Chestnut Street in downtown Rochester, New York. Limited parking is available at HSBC's underground parking garage off of Broad Street. Additional parking is available, among other locations, at the Midtown Parking Garage. Entrances to the garage are on Clinton Street, Broad Street and Court Street.

                      [This Page Intentionally Left Blank]

                           CONSTELLATION BRANDS, INC.

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 20, 2004
                    ----------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CONSTELLATION BRANDS, INC. (the "Company") will be held at One HSBC Plaza, 100 Chestnut Street, Rochester, New York, on Tuesday, July 20, 2004 at 11:00 a.m. (local time) for the following purposes more fully described in the accompanying Proxy Statement:

1.   To elect directors of the Company (Proposal No. 1).

2.   To consider and  act upon a  proposal to ratify the selection  of KPMG LLP,
     Certified   Public   Accountants,   as  the  Company's  independent  public
     accountants for the fiscal year ending February 28, 2005 (Proposal No. 2).

3. To consider and act upon a proposal to approve Amendment Number Five to the Company's Long-Term Stock Incentive Plan (Proposal No. 3).

4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on May 24, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     A Proxy Statement and proxy card are enclosed.

     WE HOPE YOU WILL ATTEND THIS MEETING IN PERSON, BUT IF YOU CANNOT, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD. RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ David S. Sorce

                                            DAVID S. SORCE, Secretary


Fairport, New York
June 9, 2004

                      [This Page Intentionally Left Blank]

                           CONSTELLATION BRANDS, INC.
                         370 WOODCLIFF DRIVE, SUITE 300
                            FAIRPORT, NEW YORK  14450

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

                       2004 ANNUAL MEETING OF STOCKHOLDERS


     This Proxy Statement is being furnished to the stockholders of the common stock of CONSTELLATION BRANDS, INC. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company. The proxies are for use at the 2004 Annual Meeting of Stockholders of the Company and at any adjournment thereof (the "Meeting"). The Meeting will be held on Tuesday, July 20, 2004 at 11:00 a.m. (local time) at One HSBC Plaza, 100 Chestnut Street, Rochester, New York.

     The shares represented by your proxy, if the proxy is properly executed and returned, and not revoked, will be voted at the Meeting as therein specified. You may revoke your proxy at any time before the proxy is exercised by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. You may also revoke your proxy by attending the Meeting and voting in person.

     The shares represented by your proxy will be voted FOR the election of the director nominees named herein (Proposal No. 1), unless you specifically withhold authority to vote for one or more of the director nominees. Further, unless you indicate otherwise, the shares represented by your proxy will be voted FOR the ratification of the selection of KPMG LLP as the Company's independent public accountants for the fiscal year ending February 28, 2005 (Proposal No. 2) and FOR the approval of Amendment Number Five to the Company's Long-Term Stock Incentive Plan (Proposal No. 3).

     The outstanding capital common stock of the Company consists of Class A Common Stock, par value $.01 per share ("Class A Stock"), and Class B Common Stock, par value $.01 per share ("Class B Stock"). The enclosed proxy card has been designed so that it can be used by stockholders owning any combination of the Company's outstanding Class A Stock and Class B Stock. ALL SHARE, OPTION AND SIMILAR INFORMATION INCLUDED IN THIS PROXY STATEMENT REFLECTS THE EFFECT OF THE COMPANY'S TWO-FOR-ONE STOCK SPLITS THAT WERE DISTRIBUTED IN THE FORM OF STOCK DIVIDENDS ON MAY 14, 2001 AND MAY 13, 2002 TO STOCKHOLDERS OF RECORD ON APRIL 30, 2001 AND APRIL 30, 2002, RESPECTIVELY.

     This Proxy Statement and the accompanying proxy card are being first mailed to stockholders on or about June 17, 2004.

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by use of the mail, directors, officers or regular employees of the Company, without extra compensation, may solicit proxies in person or by telephone or facsimile. The Company has requested persons holding stock for others in their names or in the names of nominees to forward these materials to the beneficial owners of such shares. If requested, the Company will reimburse such persons for their reasonable expenses in forwarding these materials.

                                VOTING SECURITIES

     The total outstanding capital common stock of the Company, as of May 24, 2004 (the "Record Date"), consisted of 94,929,474 shares of Class A Stock and 12,054,630 shares of Class B Stock. Each share of Class B Stock is convertible into one share of Class A Stock at any time at the option of the holder.

     Of the 94,929,474 shares of Class A Stock outstanding on the Record Date, 1,499,960 shares were held by CHESS Depositary Nominees Pty Ltd. (ACN 071 346
506) ("CDN"), a wholly-owned subsidiary of the Australian Stock Exchange Limited (ACN 008 624 691) (the "ASX"). CDN has issued Constellation CHESS Depositary Interests ("Constellation CDIs") that represent beneficial interests in the Class A Stock held by CDN. Constellation CDIs are traded on the electronic transfer and settlement system operated by the ASX. As of the Record Date there were 14,999,600 Constellation CDIs outstanding that were held by 981 holders of record. All references in this Proxy Statement to outstanding shares of Class A Stock include the shares of Class A Stock held by CDN and all references to holders of Class A Stock include CDN.

     Holders of Constellation CDIs receive all the economic benefits of actual ownership of Class A Stock at a ratio of ten (10) Constellation CDIs to each share of Constellation Class A Stock. Constellation CDIs can be converted to Class A Stock at any time at the option of the holder of the Constellation CDI at a ratio of one share of Class A Stock for each ten (10) Constellation CDIs. Holders of Constellation CDIs have the right to attend stockholders' meetings of the Company and to direct the vote of the shares of Class A Stock which underlie their CDIs. CDN, as the holder of record of the shares of Class A Stock underlying the Constellation CDIs, will vote such shares in accordance with the directions of the holders of the Constellation CDIs. If CDN does not receive a direction from a holder of Constellation CDIs as to how to vote the shares represented by those Constellation CDIs, those shares will not be voted and will not be considered present at the Meeting for quorum purposes. A holder of Constellation CDIs will be entitled to vote at the stockholder's meeting only if such holder directs CDN to designate such holder as proxy to vote the shares of Class A Stock underlying the Constellation CDIs held by such holder. A form to be used to direct CDN how to vote shares of Class A Stock represented by Constellation CDIs is being delivered with this Proxy Statement to each holder of Constellation CDIs.

     Only holders of record of Class A Stock and Class B Stock on the books of the Company at the close of business on May 24, 2004, the Record Date for eligibility to vote at the Meeting, are entitled to notice of and to vote at the Meeting and at any adjournment thereof. However, under arrangements established between the Company and CDN in connection with the issuance of Constellation CDIs, the holders of Constellation CDIs are entitled to notice of and to attend the Meeting. Except as otherwise required by Delaware law, the holders of Class A Stock and the holders of Class B Stock vote together as a single class on all matters other than the election of the group of directors who are elected solely by the holders of the Class A Stock. Each holder of Class A Stock is entitled to one (1) vote for each share of Class A Stock registered in such holder's name, and each holder of Class B Stock is entitled to ten (10) votes for each share of Class B Stock registered in such holder's name. Therefore, holders of Class A Stock are entitled to cast a total of 94,929,474 votes and holders of Class B Stock are entitled to cast a total of 120,546,300 votes at the Meeting.

     The holders of a majority of the outstanding aggregate voting power of Class A Stock (including the shares evidenced by and underlying Constellation
CDIs) and Class B Stock present at the Meeting, in person or by proxy, will constitute a quorum. Shares represented by proxies marked as abstentions will be counted toward determining the presence of a quorum. Proxies relating to shares held in "street name" by brokers or other nominees that may be voted with respect to some, but not all, matters without instruction from the beneficial owner ("broker non-votes") are counted as shares present for determining a quorum. Under the rules of the New York Stock Exchange, brokers and nominees are generally permitted to vote with respect to Proposal No. 1 and Proposal No. 2 without receiving direction from the beneficial owner of Class A Stock or Class B Stock but are not permitted to vote with respect to Proposal No. 3 unless such direction is received. Accordingly, the Company expects to receive broker non-votes with respect to Proposal No. 3 but does not expect to receive broker non-votes with respect to Proposal No. 1 or Proposal No. 2 unless one or more beneficial owners have withheld discretionary authority from their respective brokers or nominees.

     Under Delaware law and the Company's Restated Certificate of Incorporation and By-laws, directors are elected by a plurality of the votes cast (the highest number of votes cast) by the holders of the shares entitled to vote and actually voting, in person or by proxy. Pursuant to the Company's Restated Certificate of Incorporation, the holders of Class A Stock (including the shares evidenced by and underlying Constellation CDIs), voting as a separate class, are entitled to elect one-fourth of the number of directors to be elected at the Meeting (rounded up to the next number if the total number of directors to be elected is not evenly divisible by four). The holders of Class A Stock (including the shares evidenced by and underlying Constellation CDIs) and Class B Stock, voting as a single class, are entitled to elect the remaining number of directors to be elected at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share. Since the Board of Directors nominated seven (7) directors, the holders of Class A Stock will be entitled to elect two (2) directors and the holders of Class A Stock and Class B Stock, voting as a single class, will be entitled to elect five (5) directors. Because the directors are elected by a plurality of the votes cast in each election, votes that are withheld (including broker non-votes, if any) will not be counted and, therefore, will not affect the outcome of the elections.

     The ratification of the selection of KPMG LLP as the Company's independent public accountants for the fiscal year ending February 28, 2005 (Proposal No. 2) requires the affirmative vote of a majority of the votes entitled to be cast by stockholders present in person or represented by proxy at the Meeting. With respect to this proposal, holders of Class A Stock (including the shares evidenced by and underlying Constellation CDIs) and Class B Stock are entitled to vote as a single class at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share. Therefore, abstentions will have the effect of negative votes. However, because broker non-votes, if any, are not considered entitled to vote, they will not affect the outcome of the vote.

     The approval of Amendment Number Five to the Company's Long-Term Stock Incentive Plan (Proposal No. 3) requires the affirmative vote of a majority of the votes entitled to be cast by stockholders present in person or represented by proxy at the Meeting. With respect to this proposal, holders of Class A Stock (including the shares evidenced by and underlying Constellation CDIs) and Class B Stock are entitled to vote as a single class at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share. Therefore, abstentions will have the effect of negative votes. However, because broker non-votes are not considered entitled to vote, they will not affect the outcome of the vote.

                              BENEFICIAL OWNERSHIP

     As of May 24, 2004, the following tables and notes set forth (i) the persons known to the Company to beneficially own more than 5% of Class A Stock or Class B Stock, (ii) the number of shares beneficially owned by them, and
(iii) the percent of such class so owned, rounded to the nearest one-tenth of one percent. This information is based on information furnished to the Company by or on behalf of each person concerned. Unless otherwise noted, the percentages of ownership were calculated on the basis of 94,929,474 shares of Class A Stock and 12,054,630 shares of Class B Stock outstanding as of the close of business on May 24, 2004.


                                                 CLASS A STOCK
---------------------------------------------------------------------------------------------------------------

                                                 AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (1)
                                            -----------------------------------------------------
NAME AND ADDRESS OF                          SOLE POWER TO      SHARED POWER TO                      PERCENT OF
BENEFICIAL OWNER                            VOTE OR DISPOSE     VOTE OR DISPOSE        TOTAL         CLASS (1)
-------------------                         ----------------    ---------------    --------------    ----------
Richard Sands
  370 Woodcliff Drive, Suite 300
  Fairport, NY  14450                          1,083,568 (2)        300,712 (2)     1,384,280            1.4%

Robert Sands
  370 Woodcliff Drive, Suite 300
  Fairport, NY  14450                          1,077,346 (4)        300,712 (4)     1,378,058            1.4%

CWC Partnership-I
  370 Woodcliff Drive, Suite 300
  Fairport, NY  14450                               -               236,188 (5)       236,188            0.2%

Trust for the benefit of Andrew
Stern, M.D. under the will of
Laurie Sands
  370 Woodcliff Drive, Suite 300
  Fairport, NY  14450                               -               236,188 (6)       236,188            0.2%

Stockholders Group Pursuant to
Section 13(d)(3) of the Securities
Exchange Act of 1934, as amended (7)                -             2,461,626 (7)     2,461,626            2.5%

FMR Corp.
  82 Devonshire Street
  Boston, MA  02109 (8)                            (8)                (8)           7,431,773 (8)        7.8%

Wellington Management
Company, LLP
  75 State Street
  Boston, MA  02109 (9)                             -                 (9)          10,169,096 (9)       10.7%



                                                 CLASS B STOCK
---------------------------------------------------------------------------------------------------------------

                                                 AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (1)
                                            -----------------------------------------------------
NAME AND ADDRESS OF                          SOLE POWER TO      SHARED POWER TO                      PERCENT OF
BENEFICIAL OWNER                            VOTE OR DISPOSE     VOTE OR DISPOSE        TOTAL         CLASS (1)
-------------------                         ----------------    ---------------    --------------    ----------
Richard Sands
  370 Woodcliff Drive, Suite 300
  Fairport, NY  14450                              2,954,116     5,430,072 (2)          8,384,188       69.6%

Robert Sands
  370 Woodcliff Drive, Suite 300
  Fairport, NY  14450                              2,951,296     5,430,072 (4)          8,381,368       69.5%

Trust for the benefit of Andrew
Stern, M.D. under the will of
Laurie Sands
  370 Woodcliff Drive, Suite 300
  Fairport, NY  14450                                   -        3,331,356 (6)          3,331,356       27.6%

CWC Partnership-I
  370 Woodcliff Drive, Suite 300
  Fairport, NY  14450                                   -        3,049,540 (5)          3,049,540       25.3%

Trust for the benefit of the
Grandchildren of Marvin and
Marilyn Sands
  370 Woodcliff Drive, Suite 300
  Fairport, NY  14450                                   -        2,025,000 (10)         2,025,000       16.8%

Stockholders Group Pursuant to
Section 13(d)(3) of the Securities
Exchange Act of 1934, as amended (7)                    -       11,335,484 (7)         11,335,484       94.0%

--------------------------
(1) The number of shares and the percentage of ownership set forth in the Class A Stock table includes the number of shares of Class A Stock that can be purchased by exercising stock options that are exercisable on May 24, 2004 or become exercisable within sixty (60) days thereafter ("presently exercisable"). Such number does not include the number of option shares that may become exercisable within sixty (60) days of May 24, 2004 due to certain acceleration provisions in certain awards, which accelerations cannot be foreseen on the date of this Proxy Statement. Additionally, such number does not include the shares of Class A Stock issuable pursuant to the conversion feature of Class B Stock beneficially owned by each person. The number of shares and percentage of ownership assuming conversion of Class B Stock into Class A Stock are contained in the footnotes. For purposes of calculating the percentage of ownership of Class A Stock in the table and in the footnotes, additional shares of Class A Stock equal to the number of presently exercisable options and, as appropriate, the number of shares of Class B Stock owned by each person are assumed to be outstanding pursuant to Rule 13d-3(d)(1) under the
     Securities  Exchange  Act.  Where  the footnotes reflect shares of  Class A
     Stock as being included, such shares are included only in the Class A Stock table and where the footnotes reflect shares of Class B Stock as being included, such shares are included only in the Class B Stock table. As of May 24, 2004, none of the beneficial owners of the Company's Class A Stock have reported any interest in the Company's 5.75% Mandatory Convertible Preferred Stock.

(2) The amount reflected as shares of Class A Stock over which Richard Sands has the sole power to vote or dispose includes 887,390 shares of Class A Stock issuable upon the exercise of options that are presently exercisable by Mr. Sands. The amounts reflected as shares over which Mr. Sands shares power to vote or dispose include, as applicable, 235,804 shares of Class A Stock and 2,715,856 shares of Class B Stock owned by CWC Partnership-I, a New York general partnership ("CWCP-I"), of which

                                        5

     Richard Sands is a managing partner, 73,716 shares of Class B Stock owned by the Marvin Sands Master Trust (the "Master Trust"), of which Richard Sands is a trustee and beneficiary, 384 shares of Class A Stock and 333,684 shares of Class B Stock owned by M, L, R, & R, a New York general partnership ("MLR&R"), of which Mr. Sands and the Master Trust are general partners, 281,816 shares of Class B Stock owned by CWC Partnership-II, a New York general partnership ("CWCP-II"), of which Mr. Sands is a trustee of the managing partner, 2,025,000 shares of Class B Stock owned by the trust described in footnote (10) below, and 64,524 shares of Class A Stock owned by the Mac and Sally Sands Foundation, Incorporated, a Virginia corporation (the "Sands Foundation"), of which Mr. Sands is a director and officer. Mr. Sands disclaims beneficial ownership of all of the foregoing shares except to the extent of his ownership interest in CWCP-I and MLR&R and his beneficial interest in the Master Trust. The amounts reflected do not include 14,560 shares of Class A Stock owned by Mr. Sands' wife, individually and as custodian for their children, the remainder interest Mr. Sands has in 716,668 of the 2,150,004 shares of Class A Stock subject to the life estate held by Marilyn Sands described in footnote (3) below or the remainder interest of CWCP-II in 723,906 of such shares. Mr. Sands disclaims beneficial ownership with respect to all such shares. Assuming the conversion of Class B Stock beneficially owned by Mr. Sands into Class A Stock, Mr. Sands would beneficially own 9,768,468 shares of Class A Stock, representing 9.4% of the outstanding Class A Stock after such conversion.

(3) Marilyn Sands is the beneficial owner of a life estate in 2,150,004 shares of Class A Stock that includes the right to receive income from and the power to vote and dispose of such shares. The remainder interest in such shares is held by Richard Sands, Robert Sands and CWCP-II.

(4) The amount reflected as shares of Class A Stock over which Robert Sands has the sole power to vote or dispose includes 813,440 shares of Class A Stock issuable upon the exercise of options that are presently exercisable by Mr. Sands. The amounts reflected as shares over which Mr. Sands shares power to vote or dispose include, as applicable, 235,804 shares of Class A Stock and 2,715,856 shares of Class B Stock owned by CWCP-I, of which Robert Sands is a managing partner, 73,716 shares of Class B Stock owned by the Master Trust, of which Robert Sands is a trustee and beneficiary, 384 shares of Class A Stock and 333,684 shares of Class B Stock owned by MLR&R, of which Mr. Sands and the Master Trust are general partners, 281,816 shares of Class B Stock owned by CWCP-II, of which Mr. Sands is a trustee of the managing partner, 2,025,000 shares of Class B Stock owned by the trust described in footnote (10) below, and 64,524 shares of Class A Stock owned by the Sands Foundation, of which Mr. Sands is a director and officer. Mr. Sands disclaims beneficial ownership of all of the foregoing shares except to the extent of his ownership interest in CWCP-I and MLR&R and his beneficial interest in the Master Trust. The amounts reflected do not include 91,760 shares of Class A Stock owned by Mr.
     Sands' wife, individually and as custodian for their children, the remainder interest Mr. Sands has in 709,430 of the 2,150,004 shares of Class A Stock subject to the life estate held by Marilyn Sands described in footnote (3) above or the remainder interest of CWCP-II in 723,906 of such shares. Mr. Sands disclaims beneficial ownership with respect to all such shares. Assuming the conversion of Class B Stock beneficially owned by Mr. Sands into Class A Stock, Mr. Sands would beneficially own 9,759,426 shares of Class A Stock, representing 9.4% of the outstanding Class A Stock after such conversion.

(5) The amounts reflected include, as applicable, 384 shares of Class A Stock and 333,684 shares of Class B Stock owned by MLR&R, of which CWCP-I is a general partner. The shares owned by CWCP-I are included in the number of shares beneficially owned by Richard Sands and Robert Sands, the managing partners of CWCP-I, the Marital Trust (defined in footnote (6) below), a partner of CWCP-I which owns a majority in interest of the CWCP-I partnership interests, and the group described in footnote (7) below. The other partners of CWCP-I are trusts for the benefit of Laurie Sands' children. Assuming the conversion of Class B Stock beneficially owned by CWCP-I into Class A Stock, CWCP-I would beneficially own
     3,285,728 shares of Class A Stock, representing 3.4% of the outstanding Class A Stock after such conversion.

(6) The amounts reflected include, as applicable, 235,804 shares of Class A Stock and 2,715,856 shares of Class B Stock owned by CWCP-I, in which the Trust for the benefit of Andrew Stern, M.D. under the will of Laurie Sands (the "Marital Trust") is a partner and owns a majority in interest of the CWCP-I

                                        6

     partnership interests, 281,816 shares of Class B Stock owned by CWCP-II, in which the Marital Trust is a partner and owns a majority in interest of the CWCP-II partnership interests, and 384 shares of Class A Stock and 333,684 shares of Class B Stock owned by MLR&R, of which CWCP-I is a general partner. The Marital Trust disclaims beneficial ownership with respect to all of the foregoing shares except to the extent of its ownership interest in CWCP-I and CWCP-II. The amounts reflected do not include the remainder interest CWCP-II has in 723,906 of the 2,150,004 shares of Class A Stock subject to the life estate held by Marilyn Sands described in footnote (3) above. The Marital Trust disclaims beneficial ownership with respect to all such shares. Assuming the conversion of Class B Stock beneficially owned by the Marital Trust into Class A Stock, the Marital Trust would beneficially own 3,567,544 shares of Class A Stock, representing 3.6% of the outstanding Class A Stock after such conversion.

(7)  The group, as  reported, consists of  Richard Sands, Robert Sands,  CWCP-I,
     CWCP-II, and the trust described in footnote (10) (collectively, the "Group"). The basis for the Group consists of: (i) a Stockholders Agreement among Richard Sands, Robert Sands and CWCP-I and (ii) the fact that the familial relationship between Richard Sands and Robert Sands, their actions in working together in the conduct of the business of the Company and their capacity as partners and trustees of the other members of the Group may be deemed to constitute an agreement to "act in concert" with respect to the Company's shares. The members of the Group disclaim that an agreement to act in concert exists. Except with respect to the shares subject to the Stockholders Agreement, the shares owned by CWCP-I and CWCP-II, and the shares held by the trust described in footnote (10) below and the Master Trust, no member of the Group is required to consult with any other member of the Group with respect to the voting or disposition of any shares of the Company. Assuming the conversion of Class B Stock beneficially owned by the Group into Class A Stock, the Group would beneficially own 13,797,110 shares of Class A Stock, representing 12.8% of the outstanding Class A Stock after such conversion. Of the shares of Class A Stock and Class B Stock held by the Group, 595,500 shares of Class A Stock and 3,264,771 shares of Class B Stock have been pledged under a credit facility with a financial institution by certain members of the Group as collateral for loans made to such members of the Group and certain other Sands-related entities. In the event of noncompliance with certain covenants under the credit facility, the financial institution has the right to sell the pledged shares subject to certain protections afforded to the pledgors.

(8) The number of shares equals the number of shares of Class A Stock reported to be beneficially owned by FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson (collectively, "FMR") in its Schedule 13G (Amendment No. 2) dated February 16, 2004, filed with the Securities and Exchange Commission. The percentage of ownership reflected in the table is calculated on the basis of 94,929,474 shares of Class A Stock outstanding on May 24, 2004. The Schedule 13G (Amendment No. 2) indicates that of the 7,431,773 shares beneficially owned by FMR, through its control of Fidelity Management & Research Company, FMR has sole dispositive power with respect to 7,070,573 shares, through its control of Fidelity Management Trust Company, FMR has sole dispositive and voting power with respect to 262,600 shares, and through other relationships, FMR has sole dispositive and voting power with respect to 98,600 shares. For further information pertaining to FMR, reference should be made to FMR's Schedule 13G (Amendment No. 2) filed with the Securities and Exchange Commission. With respect to the information contained herein pertaining to shares of Class A Stock beneficially owned by FMR, the Company has relied solely on the information reported in FMR's Schedule 13G (Amendment No. 2) and has not independently verified FMR's beneficial ownership as of May 24, 2004.

(9) The number of shares equals the number of shares of Class A Stock reported to be beneficially owned by Wellington Management Company, LLP ("WMC") in its Schedule 13G (Amendment No. 2) dated February 13, 2004, filed with the Securities and Exchange Commission. The percentage of Ownership reflected in the table is calculated on the basis of 94,929,474 shares of Class A Stock outstanding on May 24, 2004. The Schedule 13G (Amendment No. 2) indicates that of the 10,169,096 shares beneficially owned by WMC in its capacity as an investment advisor, WMC has shared voting power with respect to 8,256,386 shares and has shared dispositive power with respect to 10,169,096 shares. For further information pertaining to WMC, reference should be made to WMC's Schedule 13G (Amendment No. 2) filed with the Securities and Exchange Commission. With respect to the

                                        7

     information contained herein pertaining to shares of Class A Stock beneficially owned by WMC, the Company has relied solely on the information reported in WMC's Schedule 13G (Amendment No. 2) and has not independently verified WMC's beneficial ownership as of May 24, 2004.

(10) The trust was created by Marvin Sands under the terms of an Irrevocable Trust Agreement dated November 18, 1987 (the "Trust"). The Trust is for the benefit of the present and future grandchildren of Marvin and Marilyn Sands. The Co-Trustees of the Trust are Richard Sands and Robert Sands. Unanimity of the Co-Trustees is required with respect to voting and disposing of Class B Stock owned by the Trust. The shares owned by the Trust are included in the number of shares beneficially owned by Richard Sands, Robert Sands and the Group. Assuming the conversion of Class B Stock beneficially owned by the Trust into Class A Stock, the Trust would beneficially own 2,025,000 shares of Class A Stock, representing 2.1% of the outstanding Class A Stock after such conversion.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

     The following table summarizes the annual and long-term compensation paid to the Company's Chief Executive Officer and the other four most highly compensated executive officers (as determined at the end of the fiscal year ended February 29, 2004 (collectively, the "Named Executives")) for the fiscal years ended February 29, 2004, February 28, 2003 and February 28, 2002.


                                              SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------
                                                                                               LONG-TERM
                                                                                              COMPENSATION
                                                            ANNUAL COMPENSATION                AWARDS (2)
                                                  -----------------------------------------   ------------
                                                                                 OTHER         SECURITIES
                                                                                 ANNUAL        UNDERLYING     ALL OTHER
                                                                              COMPENSATION      OPTIONS      COMPENSATION
NAME AND PRINCIPAL POSITION                YEAR     SALARY        BONUS            (1)            (3)            (4)
---------------------------                ----   ----------   -----------   --------------   ------------   ------------
Richard Sands,                             2004   $  875,500   $   868,715   $   88,729 (5)        106,100   $     64,514
Chairman of the Board and                  2003      850,000     1,108,613      104,002 (5)           -            70,313
Chief Executive Officer                    2002      630,300       819,390       84,480 (5)        163,200         56,217

Robert Sands,                              2004   $  618,000   $   613,211         -                83,800   $     46,497
President and                              2003      600,000       782,550   $   54,493 (6)           -            49,735
Chief Operating Officer                    2002      559,100       726,830       84,051 (6)        136,000         50,174

Alexander L. Berk,                         2004   $  545,900   $   610,731         -                40,500   $     50,352
Chief Executive Officer, Constellation     2003      530,000       567,784         -                  -            51,874
Beers and Spirits (7)                      2002      494,000       543,400         -                84,000         44,818

Stephen B. Millar,                         2004   $  553,703   $   263,452   $   98,796 (9)        215,606   $    139,023
Chief Executive Officer, Constellation     2003         -             -            -                  -              -
Wines (8)                                  2002         -             -            -                  -              -

Thomas S. Summer,                          2004   $  412,000   $   327,046         -                61,500   $     32,997
Executive Vice President and Chief         2003      400,000       382,580         -                  -            34,899
Financial Officer                          2002      343,200       377,520         -                84,400         32,934

-----------------------
(1) None of the Named Executives, other than as indicated, received any individual perquisites or other personal benefits exceeding the lesser of $50,000 or 10% of the total salary and bonus reported for such executive officer during the periods covered by the Summary Compensation Table.

(2) None of the Named Executives received any restricted stock awards or any pay-outs under long-term incentive plans during the periods covered by the Summary Compensation Table.

                                        8

(3) The securities consist of shares of Class A Stock underlying stock options.

(4)  Amounts reported for 2004 consist of:

     - Company 401(k) contributions under the Company's 401(k) and Profit Sharing Plan: Richard Sands $6,118; Robert Sands $5,276; Alexander Berk $6,080; and Thomas Summer $5,517.

     -    Company profit sharing  contributions  under  the Company's 401(k) and
          Profit Sharing Plan:   Richard Sands  $13,340;  Robert Sands  $13,340;
          Alexander Berk $16,220; and Thomas Summer $13,340.

     -    Company  contributions  under  the  Company's  Supplemental  Executive
          Retirement  Plan:   Richard Sands   $45,056;   Robert Sands   $27,881;
          Alexander Berk $28,052; and Thomas Summer $14,140.

     -    Company  contributions  to  Superannuation  Plan  for  Stephen Millar:
          $139,023.

(5)  The amounts shown include  $83,959 in 2004, $94,080 in 2003 and  $84,480 in
     2002 for use of the corporate aircraft.

(6) The amounts shown include $54,267 in 2003 and $84,051 in 2002 for use of the corporate aircraft.

(7) Mr. Berk is employed by Barton Incorporated, a wholly-owned subsidiary of the Company. Mr. Berk is also President and Chief Executive Officer of Barton Incorporated.

(8) Mr. Millar joined the Company in April 2003 with the acquisition of BRL Hardy Limited (now known as Hardy Wine Company Limited) at which time he became an executive officer of the Company. Mr. Millar remains an employee of Hardy Wine Company Limited. The reported information is the amount paid to him during the portion of the 2004 fiscal year that he was an executive officer of the Company. Mr. Millar is paid in Australian dollars. The amounts appearing in the table and footnotes are converted into United States dollars using the weighted average exchange rate for the indicated fiscal year.

(9) The amount shown includes $55,184 for air transportation services in 2004 and $29,826 for use of a motor vehicle in 2004.

STOCK OPTIONS

     The following table contains information concerning stock option grants to the Named Executives during the fiscal year ended February 29, 2004. No stock appreciation rights ("SARs") were granted to any of the Named Executives in that year. The columns labeled "Potential Realizable Value" are based on hypothetical 5% and 10% growth assumptions, as required by the Securities and Exchange Commission. The Company cannot predict the actual growth rate of its Common Stock.


                                      OPTION GRANTS IN LAST FISCAL YEAR
-------------------------------------------------------------------------------------------------------------

                                           INDIVIDUAL GRANTS                         POTENTIAL REALIZABLE
------------------------------------------------------------------------------         VALUE AT ASSUMED
                                                                                        ANNUAL RATES OF
                         NUMBER OF     % OF TOTAL                                         STOCK PRICE
                        SECURITIES       OPTIONS                                        APPRECIATION FOR
                        UNDERLYING     GRANTED TO     EXERCISE OR                         OPTION TERM
                         OPTIONS      EMPLOYEES IN    BASE PRICE    EXPIRATION      -------------------------
NAME                    GRANTED (1)    FISCAL YEAR    ($/SH) (2)       DATE             5%            10%
----                    -----------   ------------   ------------   ----------      -----------   -----------
Richard Sands            76,100 (3)        2.7%           $ 23.59     04/02/13      $ 1,128,991   $ 2,861,085
                         30,000 (4)        1.1%           $ 23.50     04/03/13      $   443,371   $ 1,123,588
Robert Sands             53,800 (3)        1.9%           $ 23.59     04/02/13      $   798,157   $ 2,022,685
                         30,000 (4)        1.1%           $ 23.50     04/03/13      $   443,371   $ 1,123,588
Alexander L. Berk        40,500 (3)        1.4%           $ 23.59     04/02/13      $   600,843   $ 1,522,654
Stephen B. Millar       100,000 (5)        3.6%           $ 23.40     04/08/13      $ 1,471,613   $ 3,729,357
                        100,000 (6)        3.6%           $ 23.40     04/08/13      $ 1,471,613   $ 3,729,357
                         15,606 (7)        0.6%           $ 30.50     06/26/13      $   299,343   $   758,594
Thomas S. Summer         31,500 (3)        1.1%           $ 23.59     04/02/13      $   467,322   $ 1,184,286
                         30,000 (4)        1.1%           $ 23.50     04/03/13      $   443,371   $ 1,123,588

-------------------------
(1) The securities consist of shares of Class A Stock underlying non-qualified stock options that were granted pursuant to the Company's Long-Term Stock Incentive Plan, as amended (the "LTSIP Plan") or the Company's Incentive Stock Option Plan, as amended (the "ISOP Plan"). The stock options were granted for terms of no greater than 10 years, subject to earlier termination upon the occurrence of certain events related to termination of employment. Under the LTSIP Plan and the ISOP Plan, the vesting of stock options accelerates in the event of a change of control, as defined in the LTSIP Plan and the ISOP Plan.

(2) The exercise price per share of each option is equal to the closing market price of a share of Class A Stock on the date of grant.

(3) This option vests and becomes fully exercisable on April 2, 2007, unless it becomes exercisable on an earlier date as follows: (i) 50% of this option has become exercisable; and (ii) the remaining 50% of this option will become exercisable after the fair market value of a share of Class A Stock has been at least $35.88 for fifteen (15) consecutive trading days.

(4) This option vests 25% per year as follows: (i) 25% of this option has become exercisable; (ii) the next 25% of this option will become exercisable on April 3, 2005; (iii) the next 25% will become exercisable on April 3, 2006; and (iv) the remaining 25% of this option will become exercisable on April 3, 2007.

(5) This option vests and becomes fully exercisable on April 8, 2007, unless it becomes exercisable on an earlier date as follows: (i) 50% of this option has become exercisable; and (ii) the remaining 50% of this option will become exercisable after the fair market value of a share of Class A Stock has been at least $35.59 for fifteen (15) consecutive trading days.

                                       10

(6) This option vests 25% per year as follows: (i) 25% of this option has become exercisable; (ii) the next 25% of this option will become exercisable on April 8, 2005; (iii) the next 25% will become exercisable on April 8, 2006; and (iv) the remaining 25% of this option will become exercisable on April 8, 2007.

(7) This option vests 20% per year as follows: (i) 20% of this option will become exercisable on June 26, 2004; (ii) the next 20% of this option will become exercisable on June 26, 2005; (iii) the next 20% will become exercisable on June 26, 2006; (iv) the next 20% will become exercisable on June 26, 2007; and (v) the remaining 20% of this option will become exercisable on June 26, 2008.

     The following table sets forth information regarding: (i) shares acquired and the value realized upon the exercise of stock options by the Named Executives during the fiscal year ended February 29, 2004; and (ii) the number and value of exercisable and unexercisable stock options held by the Named Executives as of February 29, 2004. There are no outstanding SARs.


                                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                       AND FISCAL YEAR-END OPTION VALUES
------------------------------------------------------------------------------------------------------------------

                                                          NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                               UNDERLYING                     IN-THE-MONEY
                           SHARES                         UNEXERCISED OPTIONS                   OPTIONS
                          ACQUIRED                           AT FY-END (1)                     AT FY-END
                             ON          VALUE        ----------------------------    ----------------------------
NAME                      EXERCISE      REALIZED      EXERCISABLE    UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE
----                      --------    -----------     -----------    -------------    -------------  -------------
Richard Sands                 -              -          872,530          82,770        $ 17,068,415    $   802,618
Robert Sands                  -              -          798,580          71,620        $ 15,876,681    $   712,191
Alexander L. Berk           94,000    $ 2,518,064       414,090          34,330        $  7,271,554    $   420,484
Stephen B. Millar             -              -           50,000         165,606        $    415,000    $ 1,263,727
Thomas S. Summer             4,960    $    57,040       218,550          55,670        $  3,451,037    $   554,277

--------------------
(1) The securities consist of shares of Class A Stock underlying stock options that were granted pursuant to Company plans that were approved by its stockholders.

HARDY WINE COMPANY SUPERANNUATION PLAN

     Mr. Millar participates in the defined benefit component of the Hardy Wine Company ("Hardy") Superannuation Plan (the "Hardy Plan"), which provides for a lump sum payment to him upon his retirement from Hardy. This benefit will be an amount equal to twenty percent of (i) Mr. Millar's average salary (salary being the same for purposes of the Hardy Plan as that which appears in the Summary Compensation Table above) for his three final years of employment prior to retirement ("final average salary"), multiplied by (ii) Mr. Millar's years of service with Hardy. As of February 29, 2004, Mr. Millar was credited with 13 years of service for purposes of the Hardy Plan. Based on service through February 29, 2004, the Company estimates that the amount of the benefit to which Mr. Millar would be entitled if he had then retired would be AUD$1,845,122. The Company estimates that the retirement benefit under the Hardy Plan for Mr. Millar, assuming that he continues in Hardy's employ to age 65 (the normal retirement date for purposes of the Hardy Plan) and that his final average salary for purposes of calculating his benefit amount is twenty percent greater than his current salary, would be AUD$3,461,880. Such amounts are not subject to deduction or offset for any other private or public retirement benefit to which Mr. Millar is entitled. If converted into United States dollars using the weighted average exchange rate for the 2004 fiscal year, these amounts would be, respectively, $1,302,103 and $2,443,049.

REPORT WITH RESPECT TO EXECUTIVE COMPENSATION

     The following report is required by the Securities and Exchange Commission's executive compensation rules in order to standardize the reporting of executive compensation by public companies. This information shall not be deemed incorporated by reference in any filing under the federal securities laws by virtue of any general incorporation of this Proxy Statement by reference and shall not otherwise be treated as filed under the securities laws.

     GENERAL

     The Human Resources Committee of the Board of Directors administers the Company's executive compensation program. The Human Resources Committee is composed of Jeananne Hauswald, Thomas McDermott and Paul Smith, each of whom is an independent non-employee director.

     The objectives of the Company's executive compensation program are to (i) be competitive with the pay practices of other companies of comparable size and status, including those in the beverage alcohol industry, and (ii) attract, motivate and retain key executives who are vital to the long-term success of the Company. As discussed in detail below, the Company's executive compensation program consists of both fixed (base salary) and variable, incentive-based compensation elements. These elements are designed to operate together to comprise performance-based annual cash compensation and stock-based compensation which align the interests of the Company's executives with the interests of its stockholders.

     Executive compensation is determined in light of the Company's performance during the fiscal year and takes into account compensation data of comparable companies. Specifically considered in fiscal year 2004 with respect to annual management incentives was the Company's operating income for fiscal 2004, adjusted for certain items, as compared to that set forth in its fiscal 2004 operating plan.

     BASE SALARY

     With respect to annual compensation, the fundamental objective in setting base salary levels for the Company's senior management is to pay competitive rates to attract and retain high quality, competent executives. Competitive pay levels are determined based upon input of compensation consultants, independent industry surveys, proxy disclosures, salaries paid to attract new managers and past experience. The Human Resources Committee reviews data generated by Mercer Human Resource Consulting, Inc., a consultant to the Company, for competitive analyses. Base salary levels are determined based upon factors such as individual performance (e.g., leadership, level of responsibility, management skills and industry activities), Company performance and competitive pay packages.

     ANNUAL MANAGEMENT INCENTIVES

     In addition to their base salary, the Company's executives have the opportunity to earn an annual cash bonus. The annual bonus for executive officers for fiscal 2004 was based on attainment of certain target financial performance goals for the Company. Awards were based on a percentage of base salary, with target awards ranging from 60% to 75% of base salaries for executive officers. The purpose of the annual bonus is to motivate and provide an incentive to management to achieve specific business objectives and initiatives as set forth in the Company's annual operating plan and budget. Because the financial performance of the Company met or exceeded the established targeted goals, actual bonuses paid executive officers generally exceeded the target awards. For fiscal 2004, annual cash bonuses were awarded to each of the Named Executives in the amounts indicated in the Summary Compensation Table.

     Future cash bonuses for the participating executives will be determined by the Human Resources Committee pursuant to, or in a manner similar to that contemplated by, the Company's Annual Management Incentive Plan. Pursuant to that Plan, the Committee would award cash bonuses to the participating executives in the event that the Company attains one or more pre-set performance targets.

     STOCK OPTIONS, SARS AND RESTRICTED STOCK

     In connection with the executive compensation program, long-term incentive awards in the form of, among others, stock options, stock appreciation rights and restricted stock are available for grant under the Company's Long-Term Stock Incentive Plan and Incentive Stock Option Plan. Awards have been primarily in the form of non-qualified stock options granted under the Company's Long-Term Stock Incentive Plan and the Company's Incentive Stock Option Plan. These arrangements balance the annual operating objectives of the annual cash incentive plan with the Company's longer-term stockholder value building strategies. The Human Resources Committee and the Board of Directors grant these stock-based incentive awards from time to time for the purpose of attracting and retaining key executives, motivating them to attain the Company's long-range financial objectives, and closely aligning their financial interests with long-term stockholder interests and share value.

     The Company believes that through the use of stock options, executives' interests are directly tied to enhanced stockholder value. The Human Resources Committee of the Board (as well as the full Board) has the flexibility of awarding non-qualified stock options, restricted stock, stock appreciation rights and other stock-based awards under the Company's Long-Term Stock Incentive Plan and incentive stock options under the Company's Incentive Stock Option Plan. This flexibility enables the Company to fine-tune its grants in order to maximize the alignment of the interests of the stockholders and management.

     During fiscal 2004, the Human Resources Committee awarded nonqualified options to all executive officers, including the Company's Chief Executive Officer, taking into account relevant market survey data, their position with the Company and the financial performance of the Company. Additionally, during fiscal 2004 the Human Resources Committee awarded incentive stock options to three executive officers, one of whom joined the Company upon completion of a business acquisition and the other two being recently promoted to executive officer positions with the Company. These incentive stock option awards took into account relevant market survey data and the individual's position with the Company. In each case, the exercise price of the stock options awarded was equal to the market value of the underlying shares on the date of grant. Accordingly, the value of the award depends solely upon future growth in the share value of the Company's Class A Stock.

     COMPENSATION OF CHIEF EXECUTIVE OFFICER

     For fiscal year 2004, the compensation of Richard Sands, the Company's Chief Executive Officer, was based on a variety of factors, as noted above. In this regard, the Human Resources Committee considered the Company's performance, as well as Mr. Sands' individual performance. In addition, the compensation packages of chief executive officers of certain comparable companies selected by Mercer Human Resource Consulting, Inc. were considered. Also taken into account was the Company's current executive salary and compensation structure.

     Richard Sands' base salary is believed to be in line with salaries of executives of similar companies and chief executive officers with similar responsibilities. Mr. Sands' annual cash incentive for fiscal 2004 was a percentage of his base salary based upon the Company's fiscal 2004 operating income, adjusted for certain items, as compared to that set forth in the Company's fiscal 2004 operating plan. The range for Mr. Sands' cash incentive award, from threshold, target and maximum (18.75%, 75% and 150%, respectively), was comparable to industry compensation survey data for executives in Richard Sands' position. For the fiscal year ended February 29, 2004, Richard Sands received a bonus of $868,715, which is equal to 99.2% of his salary. As noted elsewhere in this Proxy Statement, during fiscal 2004, Mr. Sands also received stock options to purchase up to 106,100 shares of Class A Stock of the Company.

     DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section  162(m)  of  the  Internal  Revenue  Code  provides   that  certain
compensation in excess of $1 million per year paid to a company's chief executive officer and four other most highly paid executive officers may not be deductible by the company unless it qualifies as performance-based compensation. The Human Resources Committee recognizes the benefits of structuring executive compensation so that Section 162(m) does not limit the Company's tax deductions for such compensation, and the Company's Long-Term Stock Incentive Plan, Incentive Stock Option Plan and Annual Management Incentive Plan have been designed so that the Human Resources Committee may award performance-based compensation that is not subject to the limits imposed by Section 162(m). Under certain circumstances, the Human Resources Committee may decide to award executive compensation in an amount and form that is not deductible under
Section  162(m).

     The foregoing report is given by the members of the Human Resources Committee.

                                        HUMAN RESOURCES COMMITTEE

                                        Thomas C. McDermott (Chair)
                                        Jeananne K. Hauswald
                                        Paul L. Smith


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As described above, during fiscal 2004, Jeananne Hauswald, Thomas McDermott and Paul Smith served as members of the Human Resources Committee of the Company's Board of Directors. None of these individuals are or have ever been officers or employees of the Company.

STOCK PRICE PERFORMANCE GRAPH

     Set forth below is a line graph comparing, for the fiscal years ended the last day of February 2000, 2001, 2002, 2003 and 2004, the cumulative total stockholder return of the Company's Class A Stock and Class B Stock, with the cumulative total return of the S&P MidCap 400 Index and a peer group index comprised of companies in the beverage industry (the "Selected Peer Group
Index") (see footnote (1) to the graph). The graph assumes the investment of $100.00 on February 28, 1999 in the Company's Class A Stock, Class B Stock, the S&P MidCap 400 Index and the Selected Peer Group Index, and also assumes the reinvestment of all dividends.

                    COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                    -----------------------------------------------


                              [PERFORMANCE GRAPH]

                            [PERFORMANCE GRAPH KEY]


                         1999       2000       2001       2002       2003       2004
                       --------   --------   --------   --------   --------   --------
STZ                    $ 100.00   $  91.80   $ 119.63   $ 203.65   $ 184.58   $ 237.56
STZ.B                    100.00      95.15     124.27     207.15     190.29     246.21
Peer Group Index         100.00      76.82      96.84     104.64      87.36     124.49
S&P MidCap 400 Index     100.00     130.99     142.68     146.54     119.19     178.45

------------------------
(1) The Selected Peer Group Index is weighted according to the respective issuer's stock market capitalization and is comprised of the following companies: Adolph Coors Company (Class B Shares); Anheuser-Busch Companies, Inc.; The Boston Beer Company, Inc.; Brown-Forman Corporation (Class A and Class B Shares); Cadbury Schweppes plc; The Chalone Wine Group, Ltd.; Coca-Cola Bottling Co. Consolidated; Coca-Cola Company; Coca-Cola Enterprises Inc.; Diageo plc-ADR; LVMH Moet Hennessy Louis Vuitton; The Robert Mondavi Corporation (Class A Shares); PepsiCo, Inc.; and PepsiAmericas, Inc.

     There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted by the graph above. The Company neither makes nor endorses any predictions as to future stock performance.

     The Stock Price Performance Graph set forth above shall not be deemed incorporated by reference in any filing under the federal securities laws by virtue of any general incorporation of this Proxy Statement by reference and shall not otherwise be treated as filed under the securities laws.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Alexander Berk and Barton Incorporated ("Barton"), a wholly-owned subsidiary of the Company, are parties to an employment agreement dated as of September 1, 1990, as amended on November 11, 1996 and October 20, 1998, that provides for Mr. Berk's compensation and sets forth the terms and conditions of Mr. Berk's employment with Barton. Under his employment agreement, Mr. Berk serves as the President and Chief Executive Officer of Barton and, by virtue of his current responsibilities with Barton and his designation by the Company as Chief Executive Officer, Constellation Beers and Spirits, he is deemed an executive officer of the Company. While the initial term of the employment agreement expired on February 28, 2001, in accordance with the agreement, the term is automatically extended for one-year periods unless either Mr. Berk or Barton notifies the other that such party does not wish to extend it. The agreement will terminate prior to the expiration of the current term (i) upon Mr. Berk's death or Retirement, (ii) at Barton's election, for Cause or upon Mr. Berk's Complete Disability, and (iii) at Mr. Berk's election, for Good Reason (all as set forth in the agreement). If Barton decides not to extend the term of the agreement, or if the agreement terminates by reason of Mr. Berk's death, Complete Disability, or Retirement, or for Good Reason, Barton is obligated to pay to Mr. Berk a post-termination benefit equal to 100% of his then current base salary plus the amount of the bonus paid to him for the immediately preceding fiscal year. If Mr. Berk decides not to extend the term of the agreement, then Barton is obligated to pay to Mr. Berk a post-termination benefit equal to one-half of the foregoing amount. In the event that Mr. Berk's employment is terminated for Good Reason, or is terminated by Barton for reasons other than death, Complete Disability, Cause, or Barton's decision not to extend the term of the agreement, then Mr. Berk is entitled to be paid (i) if the applicable conditions are satisfied, a supplementary post-termination benefit equal to what he otherwise would have been entitled to receive as his share of Barton's contribution to its profit-sharing and retirement plan for the fiscal year in which such termination occurs and (ii) an amount equal to the product of his then current base salary multiplied by the number of years remaining in the then current term of the agreement. Post-termination benefits are payable to Mr. Berk in a lump sum as soon as practicable after his employment terminates, except that any supplementary post-termination benefit is payable promptly after Barton's contribution to the retirement plan. The agreement requires Mr. Berk to keep certain information with respect to the Company confidential during and after his employment with the Company.

     Stephen Millar and BRL Hardy Limited (now known as Hardy Wine Company Limited) had entered into an Memorandum of Agreement (Service Contract) dated as of June 11, 1996 (the "Service Contract") that provides for Mr. Millar's compensation and sets forth terms and conditions of his employment with BRL Hardy Limited. Mr. Millar and BRL Hardy Limited also entered into a Non-Competition Agreement effective April 4, 2003. Effective April 8, 2003, BRL Hardy Limited became a wholly-owned subsidiary of the Company. Mr. Millar and the Company entered into a letter agreement under which Mr. Millar serves as the Chief Executive Officer, Constellation Wines and by virtue of these responsibilities, he is deemed an executive officer of the Company. The letter agreement provides for certain of Mr. Millar's compensation arrangements and provides for additional terms and conditions of his employment. Those provisions of the 1996 Service Contract not inconsistent with the letter agreement continue. Pursuant to the Service Contract, Mr. Millar may receive a remuneration entitlement consisting of his annual salary and benefits package in the event his position becomes redundant, including redundancy associated with a change in control of BRL Hardy Limited. The Service Contract requires Mr. Millar to keep certain information with respect to BRL Hardy Limited confidential during and after his employment and the Non-Competition
Agreement restrains Mr. Millar from engaging in certain activities in competition with the Company for a period of twelve (12) months following termination of his employment.

     Under the terms of a letter agreement between the Company and Thomas Summer, Executive Vice President and Chief Financial Officer of the Company, if Mr. Summer's employment is terminated without cause or if he voluntarily resigns within thirty (30) days after a demotion or a material diminishment in his responsibilities, in either case without cause, or if there is a change in control of the Company, he will be entitled to receive severance compensation equal to his then current base compensation for a period of twelve (12) months.

     Agustin Francisco Huneeus ("Mr. Huneeus") was the President and Chief Executive Officer of Franciscan Vineyards, Inc. ("Franciscan"), a wholly-owned subsidiary of the Company, until November 30, 2003. By virtue of his responsibilities with Franciscan, he was deemed an executive officer of the Company until the April 2003 acquisition of BRL Hardy Limited. His father, Agustin Huneeus, and other members of his immediate family, as well as Mr. Huneeus, individually and through various family owned entities (the "Huneeus Interests") engaged in certain transactions with Franciscan during the last fiscal year for projects begun while Mr. Huneeus was an executive officer of this Company. The Huneeus Interests (a) render certain wine processing services; (b) engage Franciscan as the exclusive distributor of Quintessa wines under a long-term contract; (c) sell grapes to Franciscan pursuant to existing long-term contracts; (d) participate as partners with Franciscan in the ownership and operation of a winery and vineyards in Chile; (e) lease a vineyard to Franciscan; (f) render brand management consulting and advisory services in the United States and internationally with respect to the Veramonte brand; and
(g) render consulting services to Franciscan and the Company. Payments to the Huneeus Interests pursuant to these transactions and arrangements totaled approximately $7,066,932 for the last fiscal year. Payments from the Huneeus
Interests to Franciscan for payments of certain services provided or payments made on their behalf totaled approximately $91,111 for the last fiscal year.

     By an Agreement dated December 20, 1990, the Company entered into a split-dollar insurance agreement with a trust established by Marvin Sands of which Robert Sands is the trustee. Pursuant to the Agreement, in prior years the Company has paid the annual premium on an insurance policy (the "Policy") held in the trust, and the trust has reimbursed the Company for the portion of the premium equal to the "economic benefit" to Marvin and/or Marilyn Sands, calculated in accordance with the United States Treasury Department rules then in effect. The Policy is a joint life policy payable upon the death of Marilyn Sands, as the survivor of the two insureds, with a face value of $5 million. Pursuant to the terms of the trust, Richard Sands, Robert Sands (in his individual capacity) and the children of Laurie Sands (the deceased sister of Richard and Robert Sands) will each receive one-third of the proceeds of the Policy (after the repayment of the indebtedness to the Company out of such proceeds as described below), if they survive Marilyn Sands. While the Company made no premium payment on behalf of the trust in fiscal 2004, from the inception of the agreement through the end of fiscal 2004, the Company has paid aggregate premiums, net of reimbursements, of $2,382,327. The aggregate amount of such unreimbursed premiums constitutes indebtedness from the trust to the Company and is secured by a collateral assignment of the Policy. Upon the termination of the Agreement, whether by the death of Marilyn Sands or earlier cancellation, the Company is entitled to be repaid by the trust the amount of such indebtedness.

     Richard Sands, Robert Sands and their mother, Marilyn Sands, are beneficial owners of L, R, R & M, LLC, a Delaware limited liability company, which owns the Inn on the Lake in Canandaigua, New York (the "Inn"). The Inn is leased and operated by a third party. The Inn is frequently used by the Company for Company functions and for its out-of-town employees visiting the Company on business. During the last fiscal year, the Company paid the operators of the Inn approximately $32,101 (exclusive of employee reimbursed expenses).

     George Bresler, a director of the Company, is a senior counsel of the law firm of Kurzman Eisenberg Corbin Lever & Goodman, LLP in New York, New York. The Company pays to Mr. Bresler individually an annual retainer of $30,000 for his legal services to the Company. The Company also provides Mr. Bresler medical insurance coverage and pays a monthly premium for his coverage. During calendar 2003, the cost of this coverage was approximately $330 per month. During calendar 2004, it will be approximately $404 per month. James A. Locke III, a director of the Company, is a partner in the law firm of Nixon Peabody LLP, Rochester, New York, the Company's principal outside counsel.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of the Company's Class A Stock and Class B Stock. Executive officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all such reports they file. Based solely upon review of copies of such reports furnished to the Company and related information, the Company believes that all such filing requirements for fiscal 2004 were complied with in a timely fashion.

                          STOCK OWNERSHIP OF MANAGEMENT

     The following table and notes thereto set forth, as of May 24, 2004, the beneficial ownership of Class A Stock and Class B Stock by the Company's directors and nominees, the Named Executives, and all of the Company's directors and executive officers as a group. Additionally, as of May 24, 2004, none of such persons holds any interest in the Company's 5.75% Mandatory Convertible Preferred Stock. This information is based on information furnished to the Company by or on behalf of each person concerned. Unless otherwise noted, the named individual has sole voting power and investment discretion with respect to the shares attributed to him or her and the percentages of ownership are calculated on the basis of 94,929,474 shares of Class A Stock and 12,054,630 shares of Class B Stock outstanding as of the close of business on May 24, 2004.


                                  -------------------------------------------------------------------------------
                                                   Class A Stock (1)                       Class B Stock
                                  -----------------------------------------------   -----------------------------
                                     Shares Beneficially Owned
                                  --------------------------------
                                                        Shares
                                                      Acquirable      Percent of                    Percent of
                                                    Within 60 days      Class           Shares         Class
                                    Outstanding     by Exercise of   Beneficially    Beneficially   Beneficially
NAME OF BENEFICIAL OWNER             Shares (2)       Options (3)       Owned           Owned          Owned
------------------------          ---------------   --------------   ------------   --------------  -------------
Richard Sands                         496,890 (4)      887,390 (4)       1.4% (4)    8,384,188 (4)     69.6% (4)
Robert Sands                          564,618 (4)      813,440 (4)       1.4% (4)    8,381,368 (4)     69.5% (4)
Alexander L. Berk                      14,080          317,530            *               -              *
Stephen B. Millar                       9,755 (5)       78,121            *               -              *
Thomas S. Summer                       19,031 (6)      231,010            *               -              *
George Bresler                          1,436            2,257            *               -              *
Jeananne K. Hauswald                    2,928           26,257            *               -              *
James A. Locke III                      8,632           26,257            *   (7)          132           *
Thomas C. McDermott                     4,436           42,257            *               -              *
Paul L. Smith                           4,146            2,257            *               -              *

All Executive Officers and
Directors as a Group
(13 persons) (8)                      838,405        2,769,549           3.7% (8)   11,335,616         94.0%

--------------------------
* Percentage does not exceed one percent (1%) of the outstanding shares of such class.

(1) The shares and percentages of Class A Stock set forth in this table do not include (i) shares of Class A Stock that may be acquired within sixty (60) days by an employee under the Company's Employee Stock Purchase Plan
     (because such number of shares is not presently determinable) and (ii) shares of Class A Stock that are issuable pursuant to the conversion feature of the Company's Class B Stock, although such information is provided in a footnote where appropriate. For purposes of calculating the percentage of Class A Stock beneficially owned in the table and in the footnotes, additional shares of Class A Stock equal to the number of presently exercisable options and, as appropriate, the number of shares of Class B Stock owned by the named person or by the persons in the group of executive officers and directors are assumed to be outstanding only for that person or group of persons pursuant to Rule 13-3(d)(1) under the Securities Exchange Act.

(2) Includes the number of shares of Class A Stock that underlie any holdings of CHESS Depositary Interests.

                                       19

(3) Reflects the number of shares of Class A Stock that can be purchased by exercising stock options that are exercisable on May 24, 2004 or become exercisable within sixty (60) days thereafter. Such number does not include the number of option shares that may become exercisable within sixty (60) days of May 24, 2004 due to certain acceleration provisions in certain awards, which accelerations cannot be foreseen on the date of this Proxy Statement.

(4) Includes shares in which the named individual shares voting power or investment discretion. See tables and footnotes under "Beneficial Ownership" above for information with respect to such matters and for the number and percentage of shares of Class A Stock that would be owned assuming the conversion of Class B Stock into Class A Stock.

(5) This amount represents the number of shares of Class A Stock that underlie the CHESS Depositary Interests held by Mr. Millar. Such amount does not include 14,561 shares of Class A Stock that underlie the CHESS Depositary Interests held by his spouse and for which Mr. Millar disclaims beneficial ownership.

(6) Mr. Summer shares the power to vote and dispose of 18,151 shares with his spouse. Such number does not include 800 shares of Class A Stock that his spouse holds as a custodian and for which Mr. Summer disclaims beneficial ownership.

(7) Assuming the conversion of Mr. Locke's 132 shares of Class B Stock into Class A Stock, Mr. Locke would beneficially own 35,021 shares of Class A Stock, representing less than one percent (1%) of the outstanding Class A Stock after such conversion.

(8) This group consists of the Company's current executive officers and directors. Assuming the conversion of a total of 11,335,616 shares of Class B Stock beneficially owned by the executive officers and directors as a group into Class A Stock, all executive officers and directors as a group would beneficially own 14,943,570 shares of Class A Stock, representing 13.7% of the outstanding Class A Stock after such conversion.


                                 PROPOSAL NO. 1
                                 --------------

                              ELECTION OF DIRECTORS

DIRECTOR NOMINEES

     The Board of Directors of the Company nominated seven (7) directors to be elected by the stockholders to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. The nominees for election to the Board of Directors are Richard Sands, Robert Sands, George Bresler, Jeananne K. Hauswald, James A. Locke III, Thomas C. McDermott and Paul
L. Smith, all of whom currently serve as directors of the Company.  Of the seven
(7) nominees, Messrs. McDermott and Smith have been designated as the nominees to be elected by the holders of the Class A Stock, voting as a separate class. The remaining five (5) nominees are to be elected by the holders of the Class A Stock and the Class B Stock, voting as a single class.

     Management does not anticipate that any of the nominees will become unavailable for any reason, but if that should occur before the Meeting, proxies will be voted FOR another nominee or nominees to be selected by the Board of Directors of the Company. The following paragraphs contain certain biographical information about the nominees. The reported age of each nominee is as of June 9, 2004.

GEORGE BRESLER                                               DIRECTOR SINCE 1992
--------------
Mr. Bresler, age 79, has been engaged in the practice of law since 1957. During the past year, Mr. Bresler became senior counsel of the law firm of Kurzman Eisenberg Corbin Lever & Goodman, LLP. Prior to that time, since 1992, he was a partner of that firm and its predecessor firms, in New York, New York. Mr. Bresler provides legal services to the Company.

JEANANNE K. HAUSWALD                                         DIRECTOR SINCE 2000
--------------------
Ms. Hauswald, age 60, has been a managing partner of Solo Management Group, LLC, a corporate finance and investment management consulting company, since September 1998. From 1987 to her retirement in 1998, Ms. Hauswald was employed by The Seagram Company Ltd., a beverage and entertainment/communications company, where she served in various positions, including Vice President Human Resources from 1990 to 1993 and Vice President and Treasurer from 1993 to 1998. Ms. Hauswald currently serves on the Board of Directors of Thomas & Betts Corporation.

JAMES A. LOCKE III                                           DIRECTOR SINCE 1983
------------------
Mr. Locke, age 62, has been engaged in the practice of business and corporate law since 1971. He has been a partner in the law firm of Nixon Peabody LLP, and its predecessor firm, in Rochester, New York since 1996. Nixon Peabody LLP is the Company's principal outside counsel. For twenty years prior to joining Nixon Peabody LLP, Mr. Locke practiced law in Rochester, New York as a partner with another law firm.

THOMAS C. MCDERMOTT                                          DIRECTOR SINCE 1997
-------------------
Mr. McDermott, age 67, has been Chairman of GPM Associates, LLP (formerly, Forbes Products, LLC), a custom vinyl business products company, since January 1998. From 1994 to 1997, Mr. McDermott was President and Chief Executive Officer of Goulds Pumps, Incorporated, a centrifugal pumps company for industrial, domestic and agricultural markets, where he also was Chairman from 1995 to 1997. From 1986 to 1993, he was President and Chief Operating Officer of Bausch & Lomb Incorporated, a contact lens, lens-care and eyewear products company.

RICHARD SANDS, PH.D.                                         DIRECTOR SINCE 1982
--------------------
Mr. Sands, age 53, is the Chairman of the Board and Chief Executive Officer of the Company. He has been employed by the Company in various capacities since 1979. He was elected Chief Executive Officer in October 1993 and has served as a Director since 1982. In September 1999, Mr. Sands was elected Chairman of the Board. He served as Executive Vice President from 1982 to May 1986, as President from May 1986 to December 2002 and as Chief Operating Officer from May 1986 to October 1993. He is the brother of Robert Sands.

ROBERT SANDS                                                 DIRECTOR SINCE 1990
------------
Mr. Sands, age 45, is President and Chief Operating Officer of the Company. He was appointed to these positions in December 2002 and has served as a director since January 1990. He also served as Group President from April 2000 to December 2002, as Chief Executive Officer, International from December 1998 through April 2000, as Executive Vice President from October 1993 through April 2000, as General Counsel from June 1986 to May 2000, and as Vice President from June 1990 through October 1993. He is the brother of Richard Sands.

PAUL L. SMITH                                                DIRECTOR SINCE 1997
-------------
Mr. Smith, age 68, retired from Eastman Kodak Company in 1993 after working there for thirty-five years. Mr. Smith was employed in various positions at Eastman Kodak Company, the last of which was from 1983 to 1993, when he served as Senior Vice President and Chief Financial Officer. Also from 1983 to 1993, Mr. Smith served on the Board of Directors of Eastman Kodak Company. Mr. Smith currently serves on the Board of Directors of Home Properties, Inc.

     See also information regarding George Bresler, Richard Sands and Robert Sands under the caption "Certain Relationships and Related Transactions." For information with respect to the number of shares of the Company's common stock beneficially owned by each of the above named director nominees, see the table and the footnotes thereto under the caption "Stock Ownership of Management."

DIRECTOR COMPENSATION

     The Company's current compensation program for the period beginning July 15, 2003 through August 31, 2004, and annually thereafter unless otherwise changed by the Board of Directors is to pay its non-employee directors for their services as directors, partly in cash, partly in restricted stock, and partly in stock options. The cash component consists of (i) an annual retainer of $35,000, (ii) a Board meeting fee of $1,500 for each Board meeting attended (which includes regular, special and annual Board meetings and attendance in person or by conference telephone); (iii) a committee meeting fee of $750 per meeting for each committee meeting attended (including attendance by conference telephone); and (iv) an annual fee of $8,000 paid for the position of Chair of the Audit Committee and a fee of $4,000 paid for the position of Chair of each of the Human Resources Committee and the Corporate Governance Committee.

     In addition to the cash payments, the compensation program anticipates that each non-management director will receive, if and as approved by the Board of Directors, commencing in September 2003 and annually thereafter, a grant of non-qualified stock options and, commencing in September 2004 and annually thereafter, a restricted stock award. Subject to Board approval, the number of shares on an annual basis which may be subject to an option grant for each non-management director will not exceed the number obtained by dividing $70,000 by the closing price of the Company's Class A shares on the date of the grant. Also subject to Board approval, the number of shares of restricted stock that will be awarded to each non-management director will be calculated by dividing the sum of $20,125 by the closing price of the Company's Class A shares on the date of grant. During fiscal 2004, the Company awarded a stock option to purchase up to 2,257 shares of Class A Stock to each of the non-management directors, at an exercise price of $31.01 per share and with an exercise period of March 25, 2004 through September 25, 2013. No restricted stock was awarded in the last fiscal year.

     The Company also reimburses its directors for reasonable expenses incurred in connection with attending meetings of the Board of Directors and committees of the Board of Directors, and directors also receive complimentary wine products. The Company's non-management directors are George Bresler, Jeananne
K. Hauswald, James A. Locke III, Thomas C. McDermott and Paul L. Smith. The remaining two directors, Richard Sands and Robert Sands, who are also employees of the Company, receive no additional compensation for serving as directors. The Board of Directors is expected to consider director compensation at a future Board meeting, at which time the compensation paid to directors may be modified.

THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     On December 19, 2003, the Board of Directors adopted revised Board of Directors Corporate Governance Guidelines containing categorical standards for determining director independence. The Board of Directors Corporate Governance Guidelines are available on the Company's website at www.cbrands.com under
                                                          ---------------
Investors/Corporate Governance and an excerpt containing the categorical standards is appended to this Proxy Statement. The Board of Directors has affirmatively determined that each current member of the Board, other than Richard Sands and Robert Sands, meets the categorical standards set by the Board to qualify as an independent director. Therefore, a majority of the members of the current Board of Directors are independent. The Board of Directors of the Company held six (6) meetings during the Company's fiscal year ended February 29, 2004. In addition, the non-management members of the Board of Directors, all of whom are independent, meet periodically in regularly scheduled sessions without management. The non-management directors select a Lead
Director.  In  accordance  with  the  Board  of Directors  Corporate  Governance
Guidelines, Paul Smith presides at these meetings in his capacity as Lead Director. Stockholders may arrange to communicate directly with the directors, the Lead Director or the non-management directors as a group by writing to them in the care of the Company at 370 Woodcliff Drive, Suite 300, Fairport, New York 14450. The Company will forward all such stockholder communications (other than unsolicited advertising materials).

     The standing committees of the Board are the Audit Committee, Corporate Governance Committee and Human Resources Committee. During fiscal 2004, each of the incumbent directors, during his or her period of service, attended at least 75% of the total number of meetings held by the Board and each committee of the Board on which he or she served. The Company's directors are encouraged to attend the Company's Annual Meeting and all directors attended the Company's 2003 Annual Meeting of Stockholders.

AUDIT COMMITTEE. The Audit Committee is currently composed of Paul L. Smith (Chair), Jeananne K. Hauswald and Thomas C. McDermott, each of whom the Board of Directors has determined is an audit committee financial expert. Additionally, each is independent in accordance with the definition in the New York Stock Exchange's listing standards, the requirements of the Securities and Exchange Commission and the Categorical Standards of Independence contained within the Company's Board of Directors Corporate Governance Guidelines. The Audit Committee operates under a written charter that was approved by the Company's Board of Directors and which is appended to this Proxy Statement and is also available on the Company's website at www.cbrands.com under Investors/Corporate
                                       ---------------
Governance. This Committee performs the Board of Directors' oversight responsibilities as they relate to the Company's accounting policies, internal controls and financial reporting practices. In addition, this Committee maintains a line of communication between the Board of Directors and the Company's financial management, internal auditors and independent accountants. The Audit Committee held eight (8) meetings during fiscal 2004.

CORPORATE GOVERNANCE COMMITTEE. The Corporate Governance Committee is currently composed of James A. Locke III (Chair), George Bresler, Jeananne K. Hauswald, Thomas C. McDermott and Paul L. Smith, each of whom is independent in accordance with the definition of the New York Stock Exchange's listing standards and the Categorical Standards of Independence contained within the Company's Board of Directors Corporate Governance Guidelines. This committee functions as the nominating committee of the Board of Directors and operates under a written charter that was approved by the Company's Board of Directors. The Corporate Governance Committee Charter is available on the Company's website at www.cbrands.com under Investors/Corporate Governance. The Corporate Governance
---------------
Committee identifies individuals qualified to become Board members, consistent with criteria and qualifications for membership approved by the Board and selects, or recommends that the Board select, director nominees for the annual meetings of stockholders. The Corporate Governance Committee advises the Board concerning the appropriate composition of the Board and its committees, develops and recommends to the Board the corporate governance principles applicable to the Company, and advises the Board regarding appropriate corporate governance practices and assists the Board in achieving them. Among other matters, this Committee also makes recommendations to the Board with respect to an officer to be designated as Chief Executive Officer and a director to serve as Chairman of the Board. In addition, this Committee recommends to the Board compensation for directors who are neither present nor former full-time officers of the Company. This Committee held two (2) meetings during fiscal 2004.

     The Corporate Governance Committee identifies potential director candidates from any outside advisors it may retain, as well as from other members of the Board, executive officers and other contacts. The Corporate Governance Committee will consider nominations by stockholders of the Company. Those nominations must include sufficient biographical information so that the Committee can appropriately assess the proposed nominee's background and qualifications. In its assessment of potential candidates, the Corporate Governance Committee will review the candidate's character, wisdom, acumen, business experiences and understanding of the Company's business environment, and ability to devote the time and effort necessary to fulfill his or her responsibilities, all in the context of the perceived needs of the Board at that time.

     To be considered for nomination at the 2005 Annual Meeting of Stockholders, stockholder submissions for nomination should be received in writing at the Company's offices, to the attention of the Corporate Secretary, Constellation Brands, Inc., 370 Woodcliff Drive, Suite 300, Fairport, New York 14450, no later than February 9, 2005. Stockholder recommendations made in accordance with these procedures will receive the same consideration and be evaluated in the same manner as other potential nominees.

HUMAN RESOURCES COMMITTEE. The Human Resources Committee is currently composed of Thomas C. McDermott (Chair), Jeananne K. Hauswald and Paul L. Smith, each of whom is independent in accordance with the definition of the New York Stock Exchange's listing standards and the Categorical Standards of of Independence contained within the Company's Board of Directors Corporate Governance Guidelines. This committee functions as the compensation committee of the Board of Directors and operates under a written charter that was approved by the Company's Board of Directors. The Human Resources Committee Charter is available on the Company's website at www.cbrands.com under Investors/Corporate
                                       ---------------
Governance. The Human Resources Committee fulfills the Board of Directors' responsibilities relating to the compensation of the Company's executives, including the Chief Executive Officer. Additionally, the Human Resources
Committee monitors, among other matters: human resources policies and procedures as they relate to the goals and objectives of the Company and good management practices; the Company's material policies and procedures which relate to compliance with pertinent human resources laws and regulations, the human resources aspects of the ethical conduct of the business, and the management of human resources capital; and procedures and internal controls that relate to personnel administration, pay practices and benefits administration. The Human Resources Committee is responsible for reviewing total executive compensation in relation to individual executive performance, Company performance, salary information and other parameters deemed reasonable in the assignment of executive compensation levels. This Committee also reviews and approves executive benefits and perquisites and reviews performance systems, including reward programs. The Human Resources Committee is responsible for evaluating the performance of the Chief Executive Officer and approves his salary, as well as the salaries of other executives. This Committee also presently administers the Company's Long-Term Stock Incentive Plan, Incentive Stock Option Plan, Annual Management Incentive Plan, 1989 Employee Stock Purchase Plan and U.K. Sharesave Scheme and reviews succession planning for the Company and other important human resources issues. The Human Resources Committee held four (4) meetings during fiscal 2004.

AUDIT COMMITTEE REPORT

     The following report shall not be deemed incorporated by reference in any filing under the federal securities laws by virtue of any general incorporation of this Proxy Statement by reference and shall not otherwise be treated as filed under the securities laws.

     The Audit Committee of the Board of Directors provides oversight to the Company's financial reporting process through periodic meetings with the Company's independent public accountants, internal auditors and management. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The independent public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Committee, in carrying out its role, relies on the Company's senior management and its independent public accountants.

     In connection with the preparation and filing of the Company's Annual Report on Form 10-K for the fiscal year ended February 29, 2004, the Audit Committee reviewed and discussed the audited financial statements of the Company with the Company's management. Also, the Committee discussed with KPMG LLP, the Company's independent public accountants with respect to the fiscal year ended February 29, 2004, the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, as amended by SAS 89 and SAS 90 (Codification of Statements on Auditing Standards, AU Section 380).

     In addition, the Committee received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with KPMG LLP the independence of that firm as the Company's independent public accountants.

     Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended February 29, 2004 for filing with the Securities and Exchange Commission.

     The Audit Committee has adopted a policy for the pre-approval of audit and non-audit services that may be provided by the Company's independent auditors. The Committee's policy is to pre-approve all audit and permissible non-audit services provided by KPMG LLP prior to the engagement. Any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated to its Chairperson authority to pre-approve proposed audit and non-audit services that arise between Audit Committee meetings, provided that the decision to approve the service is presented at the next scheduled Audit Committee meeting. All audit and non-audit services performed by KPMG LLP during the fiscal year ended February 29, 2004 were pre-approved in accordance with this policy. These services have included audit services, audit-related services and tax services. The Committee did not pre-approve any other products or services that did not fall into these categories and KPMG LLP provided no other products or services during the past fiscal year. Information concerning the aggregate fees billed by KPMG LLP in the last two fiscal years for audit and non-audit services is set forth in the Company's Proxy Statement under Proposal No. 2, titled "Selection of Independent Accountants."


                                               AUDIT COMMITTEE

                                               Paul L. Smith (Chair)
                                               Jeananne K. Hauswald
                                               Thomas C. McDermott

VOTE REQUIRED

     A plurality of the votes cast at the Meeting by the holders of Class A Stock is required for the election of the two (2) directors to be elected by the holders of Class A Stock. A plurality of the votes cast at the Meeting by the holders of Class A Stock and Class B Stock voting as a single class is required for the election of the five (5) directors to be elected by the holders of Class A Stock and Class B Stock voting as a single class.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES. UNLESS AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES IS SPECIFICALLY WITHHELD, THE SHARES REPRESENTED BY YOUR PROXY, IF PROPERLY EXECUTED AND RETURNED, AND NOT REVOKED, WILL BE VOTED FOR THE ELECTION OF ALL THE NOMINEES FOR WHOM YOU ARE ENTITLED TO VOTE.



                                 PROPOSAL NO. 2
                                 --------------

                   SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     On April 7, 2004, the Audit Committee determined to engage KPMG LLP to serve as the Company's independent public accountants for the fiscal year ending February 28, 2005. Although ratification by stockholders of this selection is not required, the selection of KPMG LLP as the Company's independent public accountants will be presented to the stockholders for their ratification at the Annual Meeting. If the stockholders do not ratify the selection of KPMG LLP, the Audit Committee will reconsider its choice. The firm of KPMG LLP, Certified Public Accountants, served as the independent public accountants of the Company for the fiscal years ended February 29, 2004 and February 28, 2003.

     The firm of Arthur Andersen LLP, Certified Public Accountants, served as the independent public accountants for the Company for the fiscal year ended February 28, 2002. On April 4, 2002, the Board of Directors of the Company, based on the recommendation of its Audit Committee, determined to dismiss Arthur Andersen LLP as its independent public accountants and to engage KPMG LLP to serve as the Company's independent public accountants for the fiscal year ending February 28, 2003, effective upon the filing by the Company of its Annual Report on Form 10-K for the fiscal year ended February 28, 2002 with the Securities and Exchange Commission. As contemplated, upon the filing of the Company's Annual Report on Form 10-K on May 21, 2002, each of Arthur Andersen LLP's dismissal and KPMG LLP's engagement as the Company's independent public accountants became effective. The Company's stockholders ratified the selection of KPMG LLP at their Annual Meeting held on July 23, 2002.

     Arthur Andersen LLP's reports on the Company's consolidated financial statements for each of the fiscal years ended February 28, 2002 and February 28, 2001 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended February 28, 2002 and February 28, 2001, and the subsequent interim period through May 21, 2002, there were no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to Arthur Andersen LLP's satisfaction, would have caused Arthur Andersen LLP to make reference to the subject matter of any such disagreements in connection with its reports on the Company's consolidated financial statements for such years.

     None of the reportable events described under Item 304(a)(1)(v) of Securities and Exchange Commission's Regulation S-K occurred during the Company's fiscal years ended February 28, 2002 and February 28, 2001, and the subsequent interim period through May 21, 2002.

     During the fiscal years ended February 28, 2002 and February 28, 2001, and the subsequent interim period through May 21, 2002, the Company did not consult with KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as described in Item 304(a)(2)(i) and (ii) of Regulation S-K.

     The following fees were billed to the Company by KPMG LLP for services rendered during the fiscal years ended February 29, 2004 and February 28, 2003:

     AUDIT FEES: These amounts relate to the annual audit of the Company's consolidated financial statements included in the Company's Annual Report on Form 10-K, quarterly reviews of interim financial statements included in the Company's Form 10-Q reports, service normally provided by the independent auditor in connection with statutory or regulatory filings or its engagement for the indicated fiscal year, statutory audits of certain of the Company's subsidiaries, and services relating to filings under the Securities Act of 1933 and the Exchange Act of 1934. The aggregate audit fees billed by KPMG LLP for the year ended February 29, 2004 were $1,228,498 which amount included approximately $60,000 of out-of-pocket expenses. For the year ended February 28, 2003 these audit fees were $638,000 which amount included approximately $60,000 of out-of-pocket expenses.

     AUDIT-RELATED FEES: These amounts relate to benefit plan reviews, assistance on acquisitions/divestitures and other audit-related projects. The aggregate audit-related fees billed by KPMG LLP for the year ended February 29, 2004 were $126,213 and the services comprising these fees were in the nature of various employee benefit plan audits and reviews. For the year ended February 28, 2003 these audit-related fees were $291,000 and the services comprising these fees were in the nature of various employee benefit plan audits and reviews, fees associated with certain due diligence in connection with the acquisition of BRL Hardy Limited (now known as Hardy Wine Company Limited), and fees related to a proposed financing transaction.

     TAX FEES: These amounts relate to professional services for tax compliance, tax advice and tax planning. The aggregate tax fees billed by KPMG LLP for the year ended February 29, 2004 were $2,316,175 and the services comprising these fees were tax compliance, tax advice and tax planning. For the year ended February 28, 2003, the fees for these tax services were an aggregate of $2,187,534.

     ALL OTHER FEES: These amounts relate to all other products and services provided to the Company by KPMG LLP, other than services disclosed in the categories above. For the year ended February 29, 2004, KPMG LLP did not provide any products or services other than as disclosed above and, consequently, did not bill the Company for any fees other than as disclosed above. For the year ended February 28, 2003, the aggregate fees billed by KPMG LLP for all other products and services provided to the Company, other than services disclosed in categories above for the 2003 fiscal year, were approximately $33,348. These fees consisted primarily of fees for services relating to business continuity consultations.

     The Audit Committee has reviewed the non-audit services provided by KPMG and has determined that the non-audit services provided by KPMG LLP are compatible with maintaining the independence of such auditors. Please see the Audit Committee Report for information concerning the Audit Committee's policy regarding pre-approval of audit and non-audit services provided by KPMG LLP.

     A representative of KPMG LLP is expected to be present at the Meeting and will be given an opportunity to make a statement if he or she so desires and will be available to respond to any appropriate questions.

VOTE REQUIRED

     The adoption of Proposal No. 2 to ratify the selection of KPMG LLP as the Company's independent public accountants requires the affirmative vote of a majority of the votes entitled to be cast by stockholders present in person or represented by proxy at the Meeting. With respect to this proposal, holders of Class A Stock and Class B Stock will vote together as a single class at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS RATIFY THE SELECTION OF KPMG LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2005 AND, ACCORDINGLY, RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 2. UNLESS OTHERWISE DIRECTED THEREIN, THE SHARES REPRESENTED BY YOUR PROXY, IF PROPERLY EXECUTED AND RETURNED, AND NOT REVOKED, WILL BE VOTED FOR SUCH PROPOSAL.



                                 PROPOSAL NO. 3
                                 --------------

                      PROPOSED AMENDMENT NUMBER FIVE TO THE
                    COMPANY'S LONG-TERM STOCK INCENTIVE PLAN

     The Company's Board of Directors has approved an amendment to the Company's Long-Term Stock Incentive Plan ("Long-Term Stock Plan") to increase the aggregate number of shares of the Class A Stock available for awards under the plan from 28,000,000 shares to 40,000,000 shares. This amendment will become effective upon the approval of the stockholders of the Company. The following discussion summarizes certain provisions of the Long-Term Stock Plan. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Long-Term Stock Plan, which was filed electronically with the Securities and Exchange Commission as an appendix to this Proxy Statement, but is not included in the printed version of this Proxy Statement, and Amendment Number Five to the Long-Term Stock Plan attached hereto as Appendix C. A copy of the Long-Term Stock Plan is available from the Company's Secretary at 370 Woodcliff Drive, Suite 300, Fairport, New York 14450.

SUMMARY OF TERMS

     Awards under the Long-Term Stock Plan may consist of any combination of non-qualified stock options, stock appreciation rights, restricted stock or other stock-based awards (collectively, "Awards"). As used in this Proxy Statement, the phrase "Other Stock-Based Awards" means all Awards other than stock options, stock appreciation rights and restricted stock. The aggregate number of shares of the Company's Class A Stock available for Awards under the Long-Term Stock Plan is increased by the amendment from 28,000,000 shares to 40,000,000 shares. Non-qualified options to purchase 13,149,787 shares of Class A Stock were outstanding under the Long-Term Stock Plan on May 24, 2004. No stock appreciation rights were then outstanding. Additionally, a total of 122,180 shares of restricted stock had previously been awarded under the Long-Term Stock Plan. Based on these figures, an aggregate of 940,784 shares were available for Awards under the Long-Term Stock Plan. If the proposed amendment to the Long-Term Stock Plan is approved, and based upon these figures, the aggregate shares available for awards would increase to 12,940,784 shares. Any Awards granted pursuant to the Long-Term Stock Plan are automatically adjusted to prevent dilution or enlargement in the event of any stock dividend, stock split, reorganization or other event affecting the Class A Stock. The market value of the Class A Stock as of June 8, 2004 was $37.48 per share.

     The Long-Term Stock Plan is administered by the Human Resources Committee of the Company's Board of Directors. The Human Resources Committee may delegate its authority to others as provided in the Long-Term Stock Plan, and the entire Board of Directors may act as the Committee. As used in this section, the term "Committee" means (i) the Human Resources Committee, (ii) a delegate acting under the authority of the Human Resources Committee or (iii) the entire Board of Directors acting as the Committee, as defined in the Long-Term Stock Plan, as applicable. Under the Long-Term Stock Plan, the Committee is charged with responsibility for selecting the participants and for determining the number and type of Awards to be granted to each participant, the timing of the Awards, and any other terms and conditions applicable to the Awards.

     The persons who are eligible to participate in the Long-Term Stock Plan include directors and employees (including officers) of the Company and its subsidiaries. Five non-employee directors and approximately 7,800 employees are eligible to participate in the Long-Term Stock Plan; however, only directors and employees selected by the Committee will be granted Awards under the Long-Term Stock Plan. Outstanding non-qualified options granted under the Long-Term Stock Plan are, as of May 24, 2004, held by approximately 1,360 employees.

     The Long-Term Stock Plan may be amended, modified or terminated by the Committee from time to time. No amendment, modification or termination of the Long-Term Stock Plan will be effective without stockholder approval if such approval is required under any applicable law, rule or regulation. The exercisability of any Award will terminate if the Committee determines that the participant is engaged in competition with the Company or has been terminated for "cause" as defined in the Long-Term Stock Plan.

     Stock options and other Awards previously granted pursuant to the Long-Term Stock Plan will not be affected by the amendment of the Long-Term Stock Plan and will remain outstanding until they are exercised, expire or otherwise terminate. The following table sets forth the aggregate number of options granted under the Long-Term Stock Plan to certain individuals and groups of individuals during the fiscal year ended February 29, 2004 and the subsequent period through the date of this Proxy Statement:

                                                              PERIOD FROM
                                            FISCAL YEAR      MARCH 1, 2004
                                               ENDED            THROUGH
INDIVIDUAL OR GROUP OF INDIVIDUALS       FEBRUARY 29, 2004    JUNE 9, 2004
----------------------------------       -----------------   -------------

Richard Sands                                106,100             121,400
Robert Sands                                  83,800              95,900
Alexander L. Berk                             40,500              42,300
Stephen B. Millar                            200,000              50,700
Thomas S. Summer                              61,500              31,900

All Executive Officers as a Group
  (8 persons)                                647,200             418,300
All Directors who are not Executive
  Officers as a Group (5 persons)             11,285                   0
All employees other than Executive
  Officers as a Group                      2,123,250           2,047,950

     Please also see the discussion regarding the Company's compensation program for Non-Management Directors and appearing at page 22 of this Proxy Statement.

     COVERED EMPLOYEE RESTRICTIONS. There are special rules under the Long-Term Stock Plan relating to the Chief Executive Officer of the Company, the four other most highly compensated executive officers of the Company and such other officers of the Company as the Committee may designate (the "Covered
Employees"). These provisions are necessary for the Long-Term Stock Plan to comply with Section 162(m) of the Internal Revenue Code. The aggregate fair market value of any restricted stock granted to any individual Covered Employee in any fiscal year may not exceed $2.5 million, and the aggregate fair market value of any Other Stock-Based Awards granted to any individual Covered Employee in any fiscal year may not exceed $2.5 million. Also, no individual Covered Employee may receive Awards in any fiscal year relating to a number of shares of Class A Stock in excess of 2 1/2% of the number of shares of Class A Stock outstanding on June 27, 1997.

     STOCK OPTIONS. Under the Long-Term Stock Plan, the Committee may grant Awards in the form of non-qualified options to purchase shares of Class A Stock. The Committee will, with regard to each stock option, determine the number of shares subject to the option, the manner and period during which the option may be exercised and the exercise price per share of stock subject to the option (which, except in the case of Covered Employees, may be less than the fair market value of the Class A Stock on the date of the grant). The exercise price of stock options granted to Covered Employees must be equal to or greater than the fair market value of the Company's Class A Stock on the date the stock option is granted. Unless otherwise determined by the Committee, stock options will become exercisable 20% per year on each of the first five anniversaries of the grant; however, they become immediately exercisable upon a change of control. The Committee has fixed the terms of recently granted options so that they automatically and fully vest after four years but may vest earlier, in whole or in part, based on increases in the market value of the Class A Stock over a specified period of time. Upon exercise, the option price may be paid in cash, shares of Class A Stock, a combination thereof, or such other consideration as the Committee may deem appropriate. While incentive stock options were at one time permitted to be granted under the Long-Term Stock Plan, they are no longer permitted to be granted under it. No incentive stock options were ever granted under the Long-Term Stock Plan.

     STOCK APPRECIATION RIGHTS. The Long-Term Stock Plan authorizes the Committee to grant stock appreciation rights ("SARs") either in tandem with a stock option or independent of a stock option. An SAR is a right to receive a payment equal to the difference between the fair market value of a share of Class A Stock on the date the SAR is exercised and the SAR's reference price. A tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. Unless otherwise determined by the Committee, an SAR will become exercisable 20% per year on each of the first five anniversaries of the grant; however, they become immediately exercisable upon a change of control. The reference price of an SAR will be fixed by the Committee, but the reference price of a tandem SAR must be no less than the exercise price of its related stock option and the reference price of an SAR granted to a Covered Employee must equal or exceed the fair market value of a share of Class A Stock on the date of the grant. Upon the exercise of a stock option as to some or all of the shares covered by a tandem SAR, the related tandem SAR will automatically expire in accordance with the terms and conditions specified in the grant, and vice versa.

     RESTRICTED STOCK AWARDS. The Long-Term Stock Plan authorizes the Committee to grant Awards in the form of restricted shares of Class A Stock. Such Awards will be subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee deems appropriate, including restrictions on transferability and continued employment. The terms and conditions will include one or more performance criteria and performance targets for Covered Employees if the grant is intended to comply with Section 162(m) of the Internal Revenue Code and may contain such criteria and targets under other circumstances and for other participants.

     OTHER STOCK-BASED AWARDS. The Committee may make Other Stock-Based Awards under the Long-Term Stock Plan. The Other Stock-Based Awards will be subject to such terms, conditions and limitations as the Committee deems appropriate, which will include one or more performance criteria and performance targets for Covered Employees if the grant is intended to comply with Section 162(m) of the Internal Revenue Code and may contain such criteria and targets under other circumstances and for other participants.

     PERFORMANCE CRITERIA AND TARGETS. For each restricted stock award and Other Stock-Based Award to Covered Employees under the Long-Term Stock Plan intended to comply with Section 162(m) of the Internal Revenue Code, the Committee will establish specific annual performance targets for performance periods of one or more years (or partial years). The performance targets will be based on one or more of the following business criteria: fair market value of the Class A Stock, shareholder value added, cash flow, earnings per share, EBITDA (earnings before interest, taxes, depreciation and amortization), return on equity, return on capital, return on assets or net assets, cost reduction or control, operating income or net operating income, operating margins/sales in one or more business segments or product lines, return on operating revenue, market share in one or more business segments or product lines, or on any combination thereof. Performance targets must be established while the performance relative to the target remains substantially uncertain within the meaning of Section 162(m) of the Internal Revenue Code. Concurrently with the selection of the performance targets, the Committee must establish an objective formula or standard for calculating the maximum Award granted to each Covered Employee. The Committee may adjust performance targets to take into account extraordinary items affecting the Company, as defined in the Long-Term Stock Plan. While the Committee has no authority to make upward adjustments to Awards to Covered Employees, it may in its discretion make such adjustments with respect to Awards to other employees.

     Covered Employees who are designated by the Committee as participants for a given performance period shall only be entitled to receive payments of Awards for such period to the extent that the pre-established objective performance targets set by the Committee for such period are attained. With regard to a particular performance period, the Committee will have the discretion, subject to the Long-Term Stock Plan's terms, to select the length of the performance period, the type(s) of performance criteria to be used, the performance targets that will be used to measure performance for the period and the performance formula that will be used to determine what portion, if any, of the Award has been earned for the period. Such discretion shall be exercised by the Committee in writing within the time prescribed by Section
162(m) of the Internal Revenue Code (generally, the first 90 days of the performance period) and performance for the period will be measured by the Committee following the end of the performance period.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

     A participant who receives a non-qualified stock option will not realize income upon the grant of the option. The participant will realize ordinary income at the time of exercise of non-qualified stock options in the amount of the difference between the exercise price and the fair market value of the Class A Stock on the date of exercise multiplied by the number of shares with respect to which the option is exercised. The Company is entitled to a deduction equal to the amount of such income at the time such income is realized by the participant.

     With respect to stock appreciation rights, participants will not realize any income at the time of grant. Upon exercise, any cash received and the fair market value on the exercise date of any shares received will constitute ordinary income to the participant. The Company will be entitled to a deduction in the amount of such income at the time such income is realized by the participant.

     Participants who receive grants of restricted stock should not realize income at the time of grant, assuming the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When such restrictions lapse, the participants will receive taxable income in an amount equal to the then fair market value of the Class A Stock. The federal income tax consequences of Other Stock-Based Awards will depend on the type of Award. Generally, a participant who receives a stock-based award in the form of a right to receive Company stock will recognize ordinary income equal to the fair market value of the stock when the stock is received by the participant and is no longer subject to a substantial risk of forfeiture. In either case, the Company will be entitled to a deduction of such amounts at the time the income is realized.

     Individual income tax consequences may differ with respect to participants who are resident in jurisdictions outside the United States.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

     The following table sets forth information with respect to the Company's compensation plans under which its equity securities may be issued, as of February 29, 2004. The equity compensation plans approved by security holders include the Company's Long-Term Stock Plan, Incentive Stock Option Plan and 1989 Employee Stock Purchase Plan. The equity compensation plans not approved by security holders include the Company's UK Sharesave Scheme (the "UK Plan"). Under the UK Plan, 2,000,000 shares of Class A Stock may be issued to eligible United Kingdom employees and directors of the Company in offerings that typically extend from three to five years. Under the terms of the UK Plan, participants may purchase shares of Class A Stock at the end of the offering period through payroll deductions made during the offering period. The payroll deductions are kept in interest bearing accounts until the participant either exercises the option at the end of the offering or withdraws from the offering. The exercise price for each offering is fixed at the beginning of the offering by the committee administering the plan and may be no less than 80% of the closing price of the stock on the day the exercise price is fixed. If a participant ceases to be employed by the

Company, that participant may exercise the option during a period of time specified in the UK Plan or may withdraw from the offering. During the year ended February 29, 2004, an aggregate of 27,791 shares were issued pursuant to the UK Plan.


                              EQUITY COMPENSATION PLAN INFORMATION
--------------------------------------------------------------------------------------------------
                                (a)                     (b)                         (c)
                                                                           NUMBER OF SECURITIES
                         NUMBER OF SECURITIES                             REMAINING AVAILABLE FOR
                          TO BE ISSUED UPON       WEIGHTED-AVERAGE         FUTURE ISSUANCE UNDER
                             EXERCISE OF          EXERCISE PRICE OF      EQUITY COMPENSATION PLANS
                         OUTSTANDING OPTIONS,    OUTSTANDING OPTIONS,      (EXCLUDING SECURITIES
    PLAN CATEGORY        WARRANTS AND RIGHTS     WARRANTS AND RIGHTS      REFLECTED IN COLUMN (a))
---------------------    --------------------    --------------------    -------------------------
Equity compensation
plans approved by
security holders              11,287,473               $ 17.73                    9,425,948

Equity compensation
plans not approved by
security holders (1)                -                      -                      1,971,451

Total                         11,287,473               $ 17.73                   11,397,399

-------------------------
(1) There are currently two ongoing offerings under the UK Plan. The exercise prices for shares that may be purchased at the end of these offerings are $12.6093 and $14.21, respectively. The number of options outstanding that represent the right to purchase shares at the end of the offerings is not determinable because the exchange rate is not known and because the Company cannot predict the level of participation by employees during the remaining term of the offerings.

REASONS FOR APPROVAL

     The Board of Directors believes that it is desirable and in the best interests of the Company and its stockholders to provide employees and directors with incentives to maintain and enhance the Company's long-term performance. An increase in the number of shares of Class A Stock with respect to which Awards may be granted under the Long-Term Stock Plan will enable the Company to continue to provide such incentives.

VOTE REQUIRED

     Approval of Proposal No. 3 to approve the amendment to the Long-Term Stock Plan requires the affirmative vote of a majority of the votes entitled to be cast by stockholders present in person or represented by proxy at the Meeting. With respect to this proposal, holders of Class A Stock and Class B Stock will vote together as a single class at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS APPROVE THE AMENDMENT OF THE LONG-TERM STOCK INCENTIVE PLAN AND, ACCORDINGLY, RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 3. UNLESS OTHERWISE DIRECTED THEREIN, THE SHARES REPRESENTED BY YOUR PROXY, IF PROPERLY EXECUTED AND RETURNED, AND NOT REVOKED, WILL BE VOTED FOR SUCH PROPOSAL.

                STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

     In order for any stockholder proposal submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), to be included in the Company's Proxy Statement to be issued in connection with the 2005 Annual Meeting of Stockholders, such proposal must be received by the Company no later than February 9, 2005. Nominations for directors submitted by stockholders must also be received no later than February 9, 2005.

     Any notice of a proposal submitted outside the processes of Rule 14a-8 promulgated under the Act, which a stockholder intends to bring forth at the Company's 2005 Annual Meeting of Stockholders, will be untimely for purposes of Rule 14a-4 of the Act and the By-laws of the Company, if received by the Company after February 9, 2005.


                              AVAILABLE INFORMATION

     The Company has furnished its financial statements to stockholders by including in this mailing the Company's 2004 Annual Report to Stockholders. In addition, upon the request of any stockholder, the Company will provide, without charge, a copy of its Annual Report on Form 10-K for the fiscal year ended February 29, 2004, as filed with the Securities and Exchange Commission (excluding the exhibits thereto). Written requests for such copies should be directed to Constellation Brands, Inc., Attention: Mark Maring, Vice President Investor Relations, 370 Woodcliff Drive, Suite 300, Fairport, New York 14450; telephone number: (888) 922-2150.

     The Company's Board of Directors Corporate Governance Guidelines, Code of Business Conduct and Ethics, Chief Executive Officer and Senior Financial Executive Code of Ethics, and the charters of the Audit Committee, the Corporate Governance Committee and the Human Resources Committee are available on the Company's website at www.cbrands.com under "Investors/Corporate Governance" and
                      ---------------
are also available in print to any shareholder who requests them. Such requests should be directed to Mark Maring, Vice President Investor Relations, 370 Woodcliff Drive, Suite 300, Fairport, New York 14450.


                                      OTHER

     As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matter at the Meeting other than those specifically referred to in this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the holders of the proxies will act in respect thereto in accordance with their best judgment.



                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ David S. Sorce

                                              DAVID S. SORCE, Secretary

Fairport, New York
June 9, 2004

                                                                      Appendix A
                           CONSTELLATION BRANDS, INC.

                               BOARD OF DIRECTORS'

                             AUDIT COMMITTEE CHARTER

COMPOSITION
-----------

The Audit Committee of the Board of Directors shall be composed of at least three, but not more than five, members of the Board, each of whom shall meet the independence and other qualification requirements of the New York Stock Exchange, Inc., the Sarbanes-Oxley Act of 2002 (the "Act"), and all other applicable laws and regulations. Each member of the Audit Committee shall be financially literate and at least one member of the Audit Committee shall have accounting or related financial management expertise, as each such qualification is interpreted by the Board of Directors in its business judgment. To the extent practicable, at least one member of the Audit Committee shall be an "audit committee financial expert" as such term is defined by the Securities and Exchange Commission (the "SEC"). The number of members of the Audit Committee shall be determined from time to time by resolution of the Board of Directors. The Audit Committee and its Chairperson shall be nominated by the Corporate Governance Committee and elected by the Board.

PURPOSES
--------

The primary purposes of the Audit Committee shall be to:

1.   Perform  Board of Directors' oversight  responsibilities as  they relate to
     the  Company's  accounting   policies,  internal   controls  and  financial
     reporting practices, including, among other things, monitoring:

     -  the integrity of the Company's financial statements,

     -  the Company's compliance with legal and regulatory requirements,

     -  the qualifications and independence  of the independent accountants, and

     - the performance of the Company's internal audit function and the Company's independent accountants;

2. Maintain, through regularly scheduled meetings, a line of communication between the Board of Directors and the Company's financial management, internal auditors and independent accountants; and

3.   Prepare,  with   such  assistance  from  management  as  it  determines  is appropriate, the report to be included in the Company's annual proxy statement, as required by the SEC's rules.

RESPONSIBILITIES
----------------

The Audit Committee will:

1. Oversee the external audit coverage. The Company's independent accountants are ultimately accountable to the Audit Committee, which has the authority and direct responsibility to appoint, retain, compensate, evaluate and terminate the independent accountants. In connection with its oversight of the external audit coverage, the Audit Committee will:

     - Have the direct authority to approve the engagement letter and the fees to be paid to the independent accountants;

     - Pre-approve all audit and non-audit services to be performed by the independent accountants and the related fees for such services (subject to the de minimus exceptions set forth in the Act and in SEC rules thereunder);

     - Obtain confirmation and assurance as to the independent accountants' independence, including ensuring that they submit on a periodic basis (not less than annually) to the Audit Committee a formal written statement delineating all relationships between the independent accountants and the Company. The Audit Committee is responsible for actively engaging in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and for taking appropriate action in response to the independent accountants' report to satisfy itself of their independence;

     - At least annually, obtain and review a report by the independent accountants describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and, to assess the independent accountants' independence, all relationships between the independent accountants and the Company;

     - Meet with the independent accountants prior to the annual audit to discuss planning and staffing of the audit;

     - Review and evaluate the performance of the independent accountants, as the basis for any decision to reappoint or replace the independent accountants;

     - Set clear hiring policies for employees or former employees of the independent accountants, as required by applicable laws and regulations; and

     - Ensure the regular rotation of audit partners on the audit engagement, as required by applicable laws and regulations, and consider whether rotation of the independent accountant is required to ensure independence.

2. Review and discuss the annual audited financial statements and the Company's disclosures provided in periodic annual reports including "Management's Discussion and Analysis of Financial Condition and Results of Operations" with management, the senior internal auditing executive, and the independent accountants. In connection with such review, the Audit Committee will:

     - Discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (as may be modified or supplemented) relating to the conduct of the audit;

     -  Review significant changes in accounting or auditing policies;

     - Review with the independent accountants any problems or difficulties encountered in the course of their audit, including any change in the scope of the planned audit work and any restrictions placed on the scope of such work, and management's response to such problems or difficulties; and

     - Review with the independent accountants, management, and the senior internal auditing executive, the condition of the Company's internal controls, and any significant findings and recommendations with respect to such controls.

3. Review and discuss the quarterly financial statements and the Company's disclosures provided in periodic quarterly reports including "Management's Discussion and Analysis of Financial Condition and Results of Operations" with management, the senior internal auditing executive and the independent accountants.

4. Receive reports required to be submitted by the independent accountants concerning: (a) all critical accounting policies and practices used; (b) all alternative treatments of financial information within generally accepted accounting principles "GAAP" that have been discussed with management, the ramifications of such alternatives, and the accounting treatment preferred by the independent accountants; and (c) any other material written communications with management; and review (x) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (y) analyses prepared by management and/or the independent accountants setting forth significant financial reporting issues and judgements made in connection with the preparation of the financial statements, including analysis of the effects of alternative GAAP methods on the financial statements; and (z) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

5. Discuss policies and procedures concerning earnings press releases and review the type and presentation of information to be included in earnings press releases (paying particularly attention to any use of "pro forma," or "adjusted" non-GAAP, information), as well as review any financial information and earnings guidance provided to analysts and rating agencies.

6. Review major accounting policies and significant policy decisions as they deem appropriate.

7. Obtain from management a notification of issues and responses whenever a second opinion is sought from an independent public accountant.

8. Review annually executive officers' perquisites, including use of corporate assets.

9. Review periodically the internal audit charter that explains the functional and organizational framework for providing services to management and to the Audit Committee.

10. Meet periodically with the Company's General Counsel to discuss legal, regulatory and corporate compliance matters that may have a significant impact on the Company.

11. Obtain advice and assistance from outside legal, accounting or other advisers, and determine compensation for such services, as the Audit Committee deems necessary to carry out its duties.

12. Review internal audit coverage. In connection with this responsibility, the Audit Committee will:

     - Meet periodically with management and the senior internal auditing executive to review and assess the Company's major financial risk exposures and the manner in which such risks are being monitored and controlled; and discuss guidelines and policies to govern the process by which risk assessment and management is undertaken;

     - Review, in consultation with management and the senior internal auditing executive, the plan and scope of internal audit activities; and

     - Review significant reports to management prepared by the internal auditing department and management's responses to such reports.

13. Resolve any differences in financial reporting between management and the independent accountants.

14. Establish procedures for (a) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

15. Meet periodically (not less than annually) in separate executive session with each of management, the senior internal auditing executive, and the independent accountants.

16. Review and reassess the adequacy of this Charter annually and propose to the Board any recommended changes.

17.  Report on Audit Committee activities and issues to the Board regularly.

18. Prepare, with such assistance from management as it determines is appropriate, the report of the Audit Committee required by the rules of the SEC to be included in the proxy statement for each annual meeting of stockholders.

19.  Provide for an annual performance evaluation of the Audit Committee.

PROCEDURES
----------
1.   MEETINGS

          The Audit Committee shall meet at least quarterly, preferably in conjunction with regular Board meetings. Meetings may, at the discretion of the Audit Committee, include members of management, independent consultants, and such other persons as the Audit Committee shall determine. The Audit Committee, in discharging its responsibilities, may meet privately for advice and counsel with independent consultants, lawyers, or any other persons, including associates of the Company, knowledgeable in the matters under consideration. The Audit

          Committee may also meet by telephone conference call or by any other means permitted by law or the Company's By-laws.

2.   ACTION

          A majority of the members of the entire Audit Committee shall constitute a quorum. The Audit Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Without a meeting, the Audit Committee may act by unanimous written consent of all members. However, the Audit Committee may delegate to one or more of its members the authority to grant pre-approvals of audit and permitted non-audit services, provided the decision is reported to the full Audit Committee at its next scheduled meeting.

3.   FUNDING

          The Company shall provide for appropriate funding, as determined by the Audit Committee: (a) for payment of compensation to outside legal, accounting or other advisors employed by the Audit Committee; and (b) for ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

4.   RULES

          The Audit Committee shall determine, as appropriate, its own rules and procedures, consistent with this Charter and the By-laws of the Company.

5.   CHAIRPERSON RESPONSIBILITIES

          The Chairperson of the Audit Committee shall report to the Board on the Committee's determinations and shall present recommendations for approval whenever necessary or desirable.

                                  *************

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants.

                                  *************


Adopted:    September 25, 2003

Confirmed:  December 19, 2003

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                      Appendix B


           EXCERPT FROM THE COMPANY'S CORPORATE GOVERNANCE GUIDELINES


CLASSIFICATION AND DEFINITION OF DIRECTORS.

The principal classifications of directors are "Independent," "Management" and "Non-Management."

An "Independent Director" of the Company shall be one who meets the qualification requirements for being an independent director under the corporate governance listing standards of the New York Stock Exchange ("NYSE"), including the requirement that the Board must have affirmatively determined that the director has no material relationships with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). References to "Company" include any parent or subsidiary in a consolidated group with Constellation Brands, Inc. References to "immediate family member" includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, in addition to anyone (other than domestic employees) who shares such person's home. To guide its determination whether or not a business or charitable relationship between the Company and an organization with which a director is so affiliated is material, the Board has adopted the following categorical standards:

A. A director will not be Independent if, within the preceding three years, (i) the director was employed by the Company; (ii) an immediate family member of the director was employed by the Company as an executive officer; (iii) the director or an immediate family member of the director received from the Company more than $100,000 per year in direct compensation (other than director and committee fees and pension or other forms of deferred compensation for prior service, and also provided such deferred compensation is not contingent in any way on continued service);
     (iv) the director was employed by or affiliated with the Company's present or former internal or external auditor; (v) an immediate family member of the director was employed by a present or former internal or external auditor of the Company in a professional capacity (such as a partner, principal or manager); (vi) a Company executive officer was on the compensation committee of the board of directors of a company which employed the Company director, or which employed an immediate family member of the Company director as an executive officer; or (vii) the director was an executive officer or an employee, or an immediate family member of the director was an executive officer, of a company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1,000,000 or two percent (2%) of such other company's consolidated gross revenues.

B. The following commercial or charitable relationships will not be considered to be material relationships that would impair a director's independence: (i) an immediate family member of the director is or was employed by the Company other than as an executive officer; (ii) if the director or an immediate family member of the director received from the Company $100,000 or less per year in direct compensation

     (other than director and committee fees and pension or other forms of deferred compensation for prior service, and also provided such deferred compensation is not contingent in any way on continued service); (iii) if an immediate family member of the director is or was employed by a present or former internal or external auditor of the Company in other than a professional capacity (such as other than a partner, principal or manager);
     (iv) if a Company director is or was an executive officer or employee, partner or shareholder, or an immediate family member of the director is or was an executive officer, partner or shareholder of another company that does business with the Company and the annual sales to, or purchases from, the Company for property and/or services are less than the greater of $1,000,000 or two percent (2%) of the annual revenues of such other company; (v) if a Company director is or was an executive officer, employee, partner or shareholder of another company which is indebted to the Company, or to which the Company is indebted, and the total amount of either company's indebtedness to the other is less than two percent (2%) of the total consolidated assets of the company for which he or she serves as an executive officer, employee, partner or shareholder; and (vi) if a Company director serves or served as an officer, director or trustee of a charitable organization, and the Company's discretionary charitable contributions to the organization are less than the greater of $1,000,000 or two percent (2%) of that organization's total annual charitable receipts. The Board will annually review all commercial and charitable relationships of directors.

C. In assessing the materiality of a director's relationship not covered by paragraph B set forth above, the directors at the time sitting on the Board who are independent under the standards set forth in paragraphs A and B above shall determine whether the relationship is material and, therefore, whether the director would be independent. In such instance, the Company will explain in the next proxy statement the basis for any Board determination that a relationship was immaterial despite the fact it did not meet the categorical standards of immateriality in paragraph B above.

D. In accordance with the NYSE's Transition Rules, the three (3) year look back period referenced in paragraph A above shall be a one (1) year look back period until November 4, 2004.

A "Non-Management Director" is a director who is not a Company officer (as that term is defined in Rule 16a-1(f) under the Securities Act of 1933), and includes such directors who are not independent by virtue of a material relationship, former status or family membership, or for any other reason. The group of
Non-Management Directors includes both Independent Directors and those Non-Management Directors who do not qualify as Independent Directors.

A "Management Director" is an officer (as that term is defined in Rule 16a-1(f) under the Securities Act of 1933) of the Company who serves on the Board.

                                                                      Appendix C


                              AMENDMENT NUMBER FIVE
                                     TO THE
                           CONSTELLATION BRANDS, INC.
                         LONG-TERM STOCK INCENTIVE PLAN

     This Amendment Number Five to the Constellation Brands, Inc. Long-Term Stock Incentive Plan (the "Plan") is adopted pursuant to Section 19 of the Plan by the Board of Directors of Constellation Brands, Inc. (the "Company"), acting in its capacity as the Committee under the Plan, and by the stockholders of the Company. Capitalized terms used herein which are not otherwise defined shall have the meanings ascribed to them in the Plan and Annex A thereto.

     The Plan is hereby amended to increase the number of shares of the Company's Common Stock with respect to which Awards may be made under the Plan to forty million shares by amending the first sentence of the first paragraph of
Section 4 of the Plan to read in its entirety as follows:

          The total number of shares of the Company's Common Stock available for Awards under the Plan in the aggregate shall not exceed forty million shares.

     In witness whereof, Constellation Brands, Inc.  has caused  this instrument
to be executed as of                , 2004.
                     ---------------


                                                      CONSTELLATION BRANDS, INC.


                                                      --------------------------

                                                      Name:
-                                                          ---------------------

                                                      Title:
                                                            --------------------

P  R  O  X  Y

                           CONSTELLATION BRANDS, INC.

            PROXY FOR CLASS A COMMON STOCK AND CLASS B COMMON STOCK

     The undersigned hereby appoints David S. Sorce and Thomas S. Summer, or any one of them, proxies for the undersigned with full power of substitution to vote all shares of CONSTELLATION BRANDS, INC. (the "Company") that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at One HSBC Plaza, 100 Chestnut Street, Rochester, New York, on Tuesday, July 20, 2004, at 11:00 a.m. (local time), and any adjournment thereof (the "Meeting").

     Class A Stockholders, voting as a separate class, are entitled to elect two directors at the Meeting. Class A Stockholders and Class B Stockholders, voting as a single class, are entitled to elect five directors at the Meeting. Please refer to the Proxy Statement for details. Your shares of Class A Common Stock and/or Class B Common Stock appear on the back of this card. PLEASE SIGN ON THE BACK.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED. THIS PROXY REVOKES ANY PRIOR PROXY GIVEN BY THE UNDERSIGNED. UNLESS AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES IS SPECIFICALLY WITHHELD, THE SHARES REPRESENTED BY A SIGNED PROXY WILL BE VOTED FOR THE ELECTION OF ALL
                                                        ---
NOMINEES AS DIRECTORS AND, UNLESS OTHERWISE SPECIFIED, THE SHARES REPRESENTED BY A SIGNED PROXY WILL BE VOTED FOR PROPOSALS 2 AND 3.
                             ---

     TO APPROVE THE BOARD OF DIRECTORS' RECOMMENDATIONS, SIMPLY SIGN ON THE BACK. YOU NEED NOT MARK ANY BOXES.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

    Address Change/Comments (Mark the corresponding box on the reverse side)

                                    BALLOT                    Please
                                                              Mark Here      [ ]
                                                              for Address
                                                              Change
                                                              SEE REVERSE SIDE

                                                              Please mark
                                                              your votes as  [X]
                                                              indicated in
                                                              this example

1.   Election  of  Directors:  To elect  Directors  as set  forth  in the  Proxy
     Statement.

CLASS A STOCKHOLDERS are entitled to vote for the following:
01 George Bresler, 02 Jeananne K.
Hauswald, 03 James A. Locke III,
04 Richard Sands, 05 Robert Sands,
06 Thomas C. McDermott,
07 Paul L. Smith

FOR ALL   [  ]      WITHHELD  [  ]
NOMINEES            FROM ALL
(except as          NOMINEES
noted below)


----------------------------------
Vote withheld from nominee(s)
identified on above line.

CLASS B STOCKHOLDERS are entitled
to vote for the following:
01 George Bresler,
02 Jeananne K. Hauswald,
03 James A. Locke III,
04 Richard Sands,
05 Robert Sands

FOR ALL  [  ]       WITHHELD  [  ]
NOMINEES            FROM ALL
(except as          NOMINEES
noted below)


----------------------------------
Vote withheld from nominee(s)
identified on above line.


2. Proposal to ratify the selection of KPMG LLP, Certified Public Accountants, as the Company's independent public accountants for the fiscal year ending February 28, 2005.

                  FOR                AGAINST               ABSTAIN
                  [  ]                [  ]                  [  ]

3. Proposal to amend Amendment Number Five to the Company's Long-Term Stock Incentive Plan.

                  FOR                AGAINST               ABSTAIN
                  [  ]                [  ]                  [  ]

4. In their discretion, the proxies are authorized to vote upon such other business not known at the time of the solicitation of this Proxy as may properly come before the Meeting or any adjournment thereof.


THE UNDERSIGNED ACKNOWLEDGES RECEIPT WITH THIS PROXY OF A COPY OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FOR THE COMPANY'S 2004 ANNUAL MEETING THAT DESCRIBE MORE FULLY THE PROPOSALS SET FORTH HEREIN.


SIGNATURE                                       DATE
          ------------------------------------       ---------------------------

SIGNATURE                                       DATE
          ------------------------------------       ---------------------------

NOTE: PLEASE DATE THIS PROXY AND SIGN YOUR NAME ABOVE EXACTLY AS IT APPEARS HEREON. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE WHEN SIGNING. IF THE STOCKHOLDER IS A CORPORATION OR OTHER ENTITY, THE FULL ENTITY NAME SHOULD BE INSERTED AND THE PROXY SIGNED BY A DULY AUTHORIZED REPRESENTATIVE OF THE ENTITY, INDICATING HIS OR HER TITLE OR CAPACITY.

                                 CDI VOTING INSTRUCTION FORM

[LOGO]  CONSTELLATION

                                                          ALL CORRESPONDENCE TO:
                                     Computershare Investor Services Pty Limited
CONSTELLATION BRANDS, INC.                                 GPO Box 1903 Adelaide
ARBN 103 442 646                                  South Australia 5001 Australia
                                       Enquiries (within Australia) 1800 030 606
                                              (outside Australia) 61 3 9415 4000
                                                        Facsimile 61 8 8236 2305
                                                           www.computershare.com

    Mark this box with an 'X' if you have made any
    changes to your address details (see reverse)    [ ]

ANNUAL GENERAL MEETING - 20 JULY 2004
YOUR VOTING INSTRUCTIONS ARE BEING SOUGHT SO THAT CHESS DEPOSITARY NOMINEES PTY LTD MAY RESPOND TO A PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS OF CONSTELLATION BRANDS, INC.

VOTING INSTRUCTIONS TO CHESS DEPOSITARY NOMINEES PTY LTD

I/We being a holder of CHESS Depositary Interests of the above Company hereby direct,

[ ] CHESS Depositary
    Nominees Pty Ltd (CDN)   OR   [                 ] Write here the name of the
    (mark with an 'X')             -----------------  person you  are appointing
                                                      if this person  is someone
                                                      other than CDN.

to vote the shares underlying my/our holding at the Annual General Meeting in respect of the resolutions outlined below. If you do not complete one of the above boxes, CDN will vote the shares represented by those CDI's as directed below.

CHESS DEPOSITARY NOMINEES PTY LTD WILL VOTE AS DIRECTED. PLEASE MARK WITH AN [X] TO INDICATE YOUR DIRECTIONS.

1.   Election of Directors as set forth in the Proxy Statement.

                                                 For     Withheld
1.1  Election of George Bresler                  [ ]        [ ]

1.2  Election of Jeananne K. Hauswald            [ ]        [ ]

1.3  Election of James A. Locke III              [ ]        [ ]

1.4  Election of Richard Sands                   [ ]        [ ]

1.5  Election of Robert Sands                    [ ]        [ ]

1.6  Election of Thomas C. McDermott             [ ]        [ ]

1.7  Election of Paul L. Smith                   [ ]        [ ]

                                                 For      Against     Abstain*
2    Proposal to ratify the selection of
     KPMG LLP, Certified Public Accountants,
     as the Company's independent public
     accountants for the fiscal year ending
     February 28, 2005.                          [ ]        [ ]         [ ]

3.   Proposal to approve Amendment Number Five
     to the Company's Long-Term Stock Incentive
     Plan.                                       [ ]        [ ]         [ ]

* If you mark the Abstain box for this item, you are directing your proxy to abstain from voting on your behalf, therefore your votes will not be counted in computing the required majority.

By execution of this CDI Voting Instruction Form the undersigned hereby authorises CHESS Depositary Nominees Pty Ltd to appoint such proxies or their substitutes to vote as directed above and in their discretion on such other business as may properly come before the meeting.

PLEASE SIGN HERE      THIS  SECTION  MUST  BE  SIGNED  IN  ACCORDANCE  WITH  THE
                      INSTRUCTIONS OVERLEAF TO  ENABLE  YOUR  DIRECTIONS  TO  BE
                      IMPLEMENTED.

Individual or Securityholder 1
----------------------------------------

----------------------------------------
Sole Director and Sole Company Secretary


Securityholder 2
----------------------------------------

----------------------------------------
Director


Securityholder 3
----------------------------------------

----------------------------------------
Director/Company Secretary


                                                                       /   /
            -------------------    -------------------------       -------------
            Contact Name           Contact Daytime Telephone       Date


            C B R            CBRPR
--------------------------------------------------------------------------------

INSTRUCTION FOR COMPLETION OF CDI VOTING INSTRUCTION FORM

YOUR VOTE IS IMPORTANT

Each Constellation Brands, Inc. CHESS Depositary Interest (CDI) is equivalent to one tenth of one share of Class A Common Stock of Constellation Brands, Inc., so that every 10 CDI's that you own at 24 May 2004 (record date) entitles you to direct one vote. Class A Stockholders, voting as a separate class, are entitled to elect two directors at the annual general meeting of Constellation Brands, Inc. Class A Stockholders and Class B Stockholders, voting as a single class, are entitled to elect five directors at that meeting. Please refer to the Proxy Statement for details.

You can vote by completing, signing and returning your CDI Voting Instruction Form. The CDI Voting Instruction Form gives you two options:

(a)  You can give your voting instructions to  CHESS Depositary Nominees Pty Ltd
     (CDN), which will vote the underlying shares on your behalf; or

(b) You can instruct CDN to appoint you or your nominee as proxy to vote the the shares underlying your CDIs in person at the annual general meeting of Constellation Brands, Inc.

In either case, you need to return your completed CDI Voting Instruction Form so that it is received at the address shown on the Form by not later than 5pm Australian time on 14 July 2004. That will give CHESS Depositary Nominees Pty Ltd enough time to tabulate all CHESS Depositary Interest votes, to vote the underlying shares and to appoint the proxies.

DIRECTING CDN TO VOTE
---------------------

If you wish to direct CDN to vote the shares underlying your CDIs, you may do so by placing a cross in the box next to CDN's name at the top of the form and then placing a mark in one of the boxes opposite each item of business. All your CDIs will be voted in accordance with such a direction. If you mark more than one box on an item your vote on that item will be invalid.

If you sign and return the CDI Voting Instruction Form and cross the box to direct CDN how to vote but do not indicate next to the items of business on the form how your votes are to be directed, the shares represented by those CDIs will not be voted by CDN.

If you sign and return the CDI Voting Instruction Form but you do not cross the box to direct CDN how to vote and you do not nominate a proxy but you do indicate next to the items of business on the form how your votes are to be directed, the shares represented by those CDIs will be voted by CDN.

DIRECTING CDN TO APPOINT A PROXY
--------------------------------

If you wish to direct CDN to appoint a proxy to vote the shares underlying your CDIs in person at the annual general meeting of Constellation Brands, Inc., you need to fill in the name of the person who is to be appointed as proxy in the box at the top of the form. You may direct CDN to appoint you as the proxy or your nominee.

If you direct CDN to appoint a proxy to vote the shares underlying your CDIs in person at the annual general meeting of Constellation Brands, Inc., the proxy appointed may vote as the proxy wishes.

If CDN does not receive a CDI Voting Instruction Form from a holder of Constellation CDIs the shares represented by those Constellation CDIs will not be voted.

If you have completed and returned your CDI Voting Instruction Form, you may revoke the directions contained therein by a written notice of revocation to Computershare Investor Services Pty Limited no later than 14 July 2004 bearing a later date than the CDI Voting Instruction Form.

SIGNATURE(S) OF CHESS DEPOSITARY INTEREST HOLDERS

Each holder must sign this form. If your CDIs are held in joint names, all holders must sign in the boxes. If you are signing as an Attorney, then the Power of Attorney must have been noted by the Company's Australian Registry or a certified copy of it must accompany this form.

Only duly authorised officer/s can sign on behalf of a company. Please sign in the boxes provided, which state the office held by the signatory, ie. Sole
Director and Sole Company Secretary, or Director, or Director and Company Secretary.

If you require further information on how to complete the CDI Voting Instruction Form, telephone the Registry on 1800 030 606.

LODGEMENT OF NOTICE

CDI Voting Instruction Forms must be returned to Computershare Investor Services Pty Limited, Level 5, 115 Grenfell Street, Adelaide, SA 5000 or GPO Box 1326 Adelaide SA 5001 Australia.

    FOR ASSISTANCE PLEASE CONTACT COMPUTERSHARE INVESTOR SERVICES PTY LIMITED
                                ON 1800 030 606

                                  ATTACHMENT 1

EXPLANATORY NOTE: The Constellation Brands, Inc. Long-Term Stock Incentive Plan, as amended, is filed herewith, pursuant to Instruction 3 to Item 10 of Schedule 14A and is not part of the Proxy Statement.

                         CANANDAIGUA WINE COMPANY, INC.

                         LONG-TERM STOCK INCENTIVE PLAN

     This Long-Term Stock Incentive Plan, which amends and restates in its entirety the Canandaigua Wine Company, Inc. Stock Option and Stock Appreciation Right Plan, was approved by the Board of Directors of the Company by unanimous written consent as of June 23, 1997, to be effective immediately. Certain capitalized terms used in the Plan are defined in Annex A.

1.   PURPOSE

     The Plan is designed to provide the Company with increased flexibility to attract and retain valued employees and directors and to provide them with incentives to maintain and enhance the Company's long-term performance record by aligning the interests of the Participants and the stockholders of the Company.

2.   ADMINISTRATION

     The Plan shall be administered by the Committee. The Committee shall possess the authority, in its discretion, (a) to determine the employees and directors of the Company to whom Awards shall be granted and the time or times at which Awards shall be granted; (b) to determine at the time of grant the number of shares to be subject to each Award; (c) to prescribe the form of the instrument representing such Award; (d) to establish any appropriate terms and conditions applicable to the Awards including any limitations on grants, vesting or exercisability, and to make any amendments to such instruments or the Awards which may, without limitation, include any acceleration of vesting or exercisability, waiver of any condition or requirement or taking of other action consistent with the purposes of the Plan; (e) to interpret and construe the Plan; (f) to make and amend rules and regulations relating to the Plan; and (g) to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations shall be conclusive and binding on all Participants and all persons claiming under or through any Participant. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award granted under the Plan.

     No outstanding Award may be exercised by any person if the Participant to whom the Award is granted (x) is, or at any time after the date of grant has been, in competition with the Company or its affiliates or (y) has been terminated by the Company for Cause. The Committee shall determine, in its discretion, whether a Participant's actions constitute competition with the Company or its affiliates.

3.   ELIGIBLE EMPLOYEES AND NON-EMPLOYEE DIRECTORS

     All employees of the Company are eligible to receive Awards under the Plan. Awards may be made to non-employee directors of the Company. No Awards under the Plan shall be made to Covered Employees which are intended to qualify under
Section 162(m) of the Code until the Plan is approved by stockholders of the Company.

4.   SHARES AVAILABLE; TYPES OF AWARDS

     The total number of shares of the Company's Common Stock available for Awards under the Plan in the aggregate shall not exceed four million shares. The maximum number of Shares which may be subject to Awards granted to any Covered Employee in any fiscal year shall not exceed 2 1/2% of the outstanding Common Stock as of the date the Plan is approved by the Board of Directors. Shares subject to Awards may be authorized and unissued shares or may be treasury shares.

     If an Award expires, terminates or is cancelled without being exercised or becoming vested, new Awards may thereafter be granted under the Plan covering such shares unless the applicable Rules under Section 16(b) of the Exchange Act or Section 162(m) of the Code require otherwise.

     The  Committee  may make Awards from time to time in any one or more of the
following  types  singly  or  in  tandem:   Nonqualified  Stock  Options,  Stock
Appreciation Rights, Restricted Stock or Other Stock-Based Awards.

5.   STOCK OPTIONS

     Stock Option Awards under the Canandaigua Wine Company, Inc. Stock Option and Stock Appreciation Right Plan made prior to the date this Long-Term Stock Incentive Plan was adopted by the Board of Directors shall remain outstanding and in full force in accordance with their terms. Each Stock Option Award shall specify the following terms and conditions, as well as any other terms, conditions, limitations and restrictions specified by the Committee:

          (a) Exercise Price. The exercise price per Share under each Stock Option shall be specified by the Committee, provided that the exercise price per Share for each Stock Option granted to a Covered Employee shall equal the Fair Market Value of the Common Stock on the date the Award is granted.

          (b) Duration of Option. The duration of each Stock Option shall be specified. Stock Options must be exercised on or before 5:00 p.m. Eastern Time on their expiration date.

          (c) Exercise Terms. Each Stock Option granted under the Plan shall become exercisable in five equal annual installments commencing on the first anniversary of the date of grant except as otherwise provided by the Committee. Stock Options may be partially exercised from time to time during the period extending from the time they first become exercisable in accordance with the terms of the Award until the expiration of the exercise period specified in the Award. Exercise of related Stock Appreciation Rights will cause the immediate automatic expiration of related Stock Options on the terms and conditions specified by the Committee. The Committee may impose such additional limitations or conditions on the vesting or exercise of any Stock Option as it deems appropriate.

          (d) Payment of Exercise Price. A Stock Option shall be exercised upon such notice as is required by the Committee accompanied by payment in full of the exercise price for the Shares being acquired in such form as the Committee may provide in accordance with Section 9 of the Plan, together with all applicable withholding taxes as provided in Section 10 of the Plan.

6.   STOCK APPRECIATION RIGHTS

     Stock Appreciation Rights may be granted by the Committee in Awards which are in tandem with Stock Options or freestanding. Tandem Awards may be granted at the same time as the grant of the related Stock Option or at any time thereafter prior to the end of the exercise period for the related Stock Option.

          (a) Value. The value of each Stock Appreciation Right shall be the difference between the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right and the reference amount specified in the Award, which for each Stock Appreciation Right granted in tandem with a Stock Option shall be not less than the exercise price of the related Stock Option. The reference amount for each Stock Appreciation Right granted to a Covered Employee shall not be less than the Fair Market Value of a Share on the date of grant of the Stock Appreciation Right.

          (b) Duration of Stock Appreciation Right. The duration of each Stock Appreciation Right shall be specified. Each tandem Stock Appreciation Right shall specify the Stock Option to which it is related and the terms and conditions under which exercise or expiration of the related Stock Option will result in automatic expiration of the related Stock Appreciation Right and the terms and conditions on which exercise or expiration of the Stock Appreciation Right will result in automatic expiration of the related Stock Option.

          (c) Exercise Terms. Each Stock Appreciation Right granted under the Plan shall become exercisable in five equal annual installments commencing on the first anniversary of the date of grant except as otherwise provided by the Committee. Stock Appreciation Rights may be partially exercised from time to time during the period extending from the time they first become exercisable in accordance with the terms of the Award until the expiration of the exercise period specified in the Award. Exercise of related Stock Options will cause the immediate automatic expiration of related Stock Appreciation Rights on the terms and conditions specified by the Committee. The Committee may impose such additional limitations or conditions on the exercise of any Stock Appreciation Right as specified in the Award as it deems appropriate, including such additional limitations or conditions on the vesting or exercise of any Stock Appreciation Right as it deems appropriate. A Stock Appreciation Right shall be exercised upon such notice as is required by the Committee.

7.   RESTRICTED STOCK

     Shares of Restricted Stock may be granted by the Committee from time to time in its discretion to Participants subject to such terms and conditions as may be required by law or are specified in the Award, including any payment required for the Shares. The Award will also specify the availability of dividends and other distributions with respect to which Shares of Restricted Stock are entitled and the voting rights, if any, associated with such Shares of Restricted Stock. Restricted Stock Awards to Participants who may be Covered Employees which are intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall only be made if payout is contingent upon achievement of Performance Targets within or at the end of the Performance Period with respect to one or more Performance Criteria as specified by the Committee and the Committee certifies the extent to which any Performance Target has been satisfied and the number of Shares of Restricted Stock deliverable as a result thereof, prior to the delivery of any such Shares to Covered Employees. In any fiscal year, the value of Restricted Stock Awards to any individual Covered Employee shall not exceed $2.5 million (measured by the difference between the amount of any payment for the Shares by the Participant and the Fair Market Value of the Shares on the date of the Award).

8.   OTHER STOCK-BASED AWARDS

     From time to time in its discretion, the Committee may grant Other Stock-Based Awards to any Participant on such terms and conditions as may be determined by the Committee and specified in the Award. Grants of Other Stock-Based Awards to Participants who may be Covered Employees which are intended to satisfy the requirements for "performance-based compensation" under
Section 162(m) of the Code shall only be made if payout or exercise is contingent upon achievement of Performance Targets within or at the end of the Performance Period with respect to one or more Performance Criteria as specified by the Committee and the Committee certifies the extent to which any Performance Target has been satisfied, and the number of Shares or other compensation deliverable as a result thereof, prior to the delivery of any such Shares or compensation to Covered Employees. Any exercise of Other Stock-Based Awards shall be made upon such notice as is required by the Committee to the Company accompanied by payment in full of any exercise price for the Shares or other compensation being acquired in such form as the Committee may provide in accordance with Section 9 of the Plan, together with all applicable withholding taxes as provided in Section 10 of the Plan. In any fiscal year, the value of Other Stock-Based Awards to any individual Covered Employee shall not exceed $2.5 million (measured by the difference between the amount of any payment or exercise price for the Award by the Participant and the Fair Market Value of the Shares or the Award on the date of the Award).

9.   PAYMENT FOR PURCHASE OR EXERCISE OF AWARDS

     The exercise price of Stock Options and any Other Stock-Based Awards providing for exercise prices and the purchase price for any Restricted Stock or Other Stock-Based Awards for purchase prices shall be paid to the Company upon exercise or acquisition of such Award in the manner which the Committee may determine which may include by (a) delivery of cash or a check in the amount of the price of the Award, (b) tendering previously acquired Shares having a Fair Market Value at the time of delivery equal to the price of the Award, (c) delivery of irrevocable instructions to a broker or other agent acceptable to the Company to promptly sell Shares received under the Award and to deliver to the Company the amount of proceeds to pay the price related to such Award, or (d) such other method of payment as the Committee in its discretion deems appropriate, in each case together with all applicable withholding taxes as provided in Section 10. Previously acquired Shares tendered in payment must have been owned by Participant for at least six months prior to the tender in payment of an Award.

10.  WITHHOLDING TAXES

     Whenever required by law in connection with an Award, the Company shall require the Participant to remit to the Company an amount sufficient to satisfy any federal, state and/or local income and employment withholding tax requirements prior to the delivery of any certificate or certificates for Shares or to take any other appropriate action to satisfy such withholding requirements, including any method permitted for payment under Section 9 as determined by the Committee. To the extent permitted under such rules as the Committee may promulgate and in compliance with any requirements to avoid violations under Section 16(b) of the Exchange Act and related Rules, the Participant may satisfy such obligation in whole or in part by electing to have the Company withhold Shares from the Shares to which the Participant is otherwise entitled under the Award.

11.  PERFORMANCE CRITERIA

     For each Award of Restricted Stock or Other Stock-Based Award intended to qualify as "performance based compensation" under Section 162(m) of the Code and related Rules, the Committee shall select the applicable Performance Criteria, Performance Period and Performance Target for the Award consistent with the terms of the Plan and Section 162(m). The Committee may select Performance Criteria, Performance Periods and Performance Targets for Restricted Stock and Other Stock-Based Awards for Participants other than Covered Employees in its discretion. The Committee shall have no discretion to increase the amount of compensation payable to Covered Employees if a Performance Target has been attained, but the Committee may adjust compensation to increase the amount, in its discretion, to any other Participant. The Committee may adjust Performance Targets to take into account the effects of any Extraordinary Items equitably in a manner consistent with the determination of the original Award, provided, however, no such adjustment may be made with respect to any Award to a Covered Employee which is intended to qualify as "performance based compensation" unless such adjustment satisfies the requirements of Code Section 162(m) and the related Rules.

     For Awards to Covered Employees which are intended to qualify as "performance based compensation" under Code Section 162(m), the Performance Target with respect to the selected Performance Criteria must be established by the Committee in advance of the deadlines applicable under Code Section 162(m) and the Rules thereunder and while the performance relating to the Performance Target remains substantially uncertain within the meaning of such Section 162(m) and Rules. At the time the Performance Targets are established, the Committee shall provide, in terms of an objective formula or standard for each Covered Employee, the method of computing the specific amount that will represent the maximum number of Shares or amount of other compensation payable to the Participant if the Performance Target is attained.

12.  AWARDS NOT TRANSFERABLE

     Unless transferability is permitted under certain conditions as determined by the Committee, no Award is transferable by the Participant other than (i) by will or the laws of descent and distribution, (ii) pursuant to a domestic relations order, or (iii) to the extent permitted under the Plan, the Award or interpretation of the Committee, by gift to family members or by gift or permitted non-cash exchange to entities beneficially owned by family members or other permitted transferees, and shall be exercisable only by the Participant, the Participant's legal representative, or the Participant's permitted transferees. Shares of Restricted Stock may not be sold or otherwise transferred until ownership vests in the Participant.

13.  GENERAL RESTRICTION ON ISSUANCE OF STOCK CERTIFICATES

     The Company shall not be required to deliver any certificate upon the grant, vesting or exercise of any Award until it has been furnished with such documents as it may deem necessary to insure compliance with any law or Rules of the SEC or any other governmental authority having jurisdiction under the Plan. Certificates for Shares delivered upon such grant or exercise shall bear legends restricting transfer or other restrictions or conditions to the extent required by law or determined by the Committee. Each Award under the Plan is subject to the condition that, if at any time the Committee shall determine that the listing, registration or qualification of the Shares subject to such Award under any state or federal law or other applicable Rule, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of the granting of such Awards or the issue or purchase of Shares thereunder, such Awards may not vest or be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

14.  TERMINATION OF EMPLOYMENT

     If the employment of a Participant terminates by reason of the Participant's Retirement, Disability or death, any Award may be exercised or received by the Participant, the Participant's designated beneficiary or legal representative or permitted transferee at any time on or prior to the earlier of the expiration date of the Award or the expiration of one year after the date of Retirement, Disability or death but only if, and to the extent that the Participant was entitled to exercise or receive the Award at the date of Retirement, Disability or death and subject to such other terms and conditions as may be specified in the Award and the Plan. All Awards or any portion thereof not yet vested or exercisable on the date of Retirement, Disability or death shall terminate immediately on the date of termination (except as otherwise provided by the Committee or an employment agreement between the Company and the Participant). Upon termination of the Participant's employment for any reason other than Retirement, Disability or death, any Award may be exercised or received by the Participant, the Participant's designated beneficiary or legal representative or permitted transferee at any time on or prior to the earlier of the expiration date of the Award or the expiration of thirty days after the date of termination but only if, and to the extent that the Participant was entitled to exercise or receive the Award at the date of termination and subject to such other terms and conditions as may be specified in the Award and the Plan. All Awards or any portion thereof not yet vested or exercisable on the date of termination other than by reason of Retirement, Disability or death shall terminate immediately on the date of termination (except as otherwise provided by the Committee or an employment agreement between the Company and the Participant).

     Unless otherwise determined by the Committee, an authorized leave of absence pursuant to a written agreement or other leave entitling the Participant to reemployment in a comparable position by law or Rule shall not constitute a termination of employment for purposes of the Plan unless the Participant does not return at or before the end of the authorized leave or within the period for which re-employment is guaranteed by law or Rule.

15.  ADJUSTMENT OF AWARDS

     In the event of any change in the Common Stock of the Company by reason of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or rights offering to purchase Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock, the number and kind of shares authorized under Section 4 for the Plan, the number and kind of shares which thereafter are subject to an Award under the Plan and the number and kind of unexercised Stock Options or Other Stock-Based Awards and the number of Shares of Restricted Stock and the price per share shall be adjusted automatically consistent with such change to prevent substantial dilution or enlargement of the rights granted to, or available or, Participants in the Plan.

16.  NO EMPLOYMENT RIGHTS

     The Plan and any Awards granted under the Plan shall not confer upon any Participant any right with respect to continuance as an employee of the Company, nor shall the Plan or such Awards interfere in any way with the right of the Company to terminate the Participant's position as an employee or director at any time.

17.  RIGHTS AS A SHAREHOLDER

     The recipient of any Award under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for the underlying Shares are issued to the recipient, except as otherwise specifically provided by the Committee.

18.  SECTION 162(m) CONDITIONS

     It is the intent of the Company that the Plan and Awards granted under the Plan satisfy and be interpreted in a manner that satisfies any applicable requirements of Code Section 162(m) as performance-based compensation. Any provision, application or interpretation of the Plan inconsistent with this intent to satisfy the standards in Code Section 162(m) shall be disregarded. Notwithstanding anything to the contrary in the Plan, the provisions of the Plan may at any time be bifurcated by the Committee in any manner so that certain provisions of the Plan or any Award intended (or required in order) to satisfy the applicable requirements of Code Section 162(m) are applicable only to Covered Employees.

19.  AMENDMENT AND DISCONTINUANCE

     The Plan and any Award outstanding under the Plan may be amended, modified or terminated by the Committee at any time and all Awards shall be subject to the Plan, as amended from time to time, except that the Committee may not, without approval of the Participant to whom the Award was granted or his legal representative or permitted transferee adversely affect the rights of such person under such Award. No amendment, modification, or termination of the Plan shall be effective without stockholder approval if such approval is required under applicable law or Rule or any regulation of the stock market on which the Common Stock is traded.

20.  CHANGE IN CONTROL

         (a) Notwithstanding other provisions of the Plan, in the event of a Change in Control of the Company, all of a Participant's Awards shall become immediately vested and exercisable or fully earned at the maximum amount, except with respect to Covered Employees for "performance based compensation" as otherwise determined by the Committee.

         (b) In the event of a Change in Control, in the discretion of the Committee, each Participant who is a Section 16 insider with respect to whom the Change in Control might result in a violation under Section 16(b) of the Exchange Act, may receive, in exchange for the surrender of the Stock Option, an amount of cash equal to the difference between the fair market value (based on the kind and amount of any securities, cash, other property or other consideration to be received with respect to each Share in the Change in Control transaction as determined by the Committee) of the Common Stock covered by the Award and the option price of such Common Stock under the Stock Option or to receive, in exchange for any other Award, an amount of cash equivalent to such fair market value had the Participant received the Shares or other compensation as intended under the Award prior to the Change in Control.

         (c) Notwithstanding the foregoing, the Plan and any Awards outstanding under the Plan shall be binding upon any successor to the Company, whether such successor is the result of a direct or indirect purchase, merger, consolidation or other acquisition of all or substantially all of the business and/or assets of the Company.

21.  GOVERNING LAW

     The Plan and any Award made pursuant to it shall be construed under the laws of the State of Delaware.

Dated:  June 23, 1997                    CANANDAIGUA WINE COMPANY, INC.


                                         By: /s/ RICHARD SANDS
                                             --------------------------
                                         Title: President
                                                -----------------------

Date of Stockholder Approval  July 22, 1997
                              -------------

                                    ANNEX A
                                       TO
                         LONG-TERM STOCK INCENTIVE PLAN

                               CERTAIN DEFINITIONS

     Capitalized terms used in the Plan shall have the meanings set forth below:

"AWARD" means any grant of Stock Options, Restricted Stock, Stock Appreciation Rights or Other Stock-Based Award under the Plan.

"CAUSE" means, solely for the purposes of the Plan, gross negligence or willful misconduct or commission of a felony or an act of moral turpitude determined by the Committee to be detrimental to the best interests of the Company or, if the Participant is subject to a written agreement with the Company "cause" shall have the meaning set forth in that agreement.

"CHANGE IN CONTROL" means:

     (a)  there shall be consummated

          (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which any Shares are to be converted into cash, securities or other property, provided that the consolidation or merger is not with a corporation which was a direct or indirect wholly-owned subsidiary of the Company or a parent of the Company immediately before the consolidation or merger; or

          (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or

     (b) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

     (c) any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more of the voting control of the Company's then outstanding common stock, provided that such person shall not be a wholly-owned subsidiary of the Company immediately before it becomes such 30% beneficial owner of voting control; or

     (d) individuals who constitute the Company's Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided, however, that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least three quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director without objection to such nomination) shall be, for purposes of this clause (d), considered as though such person were a member of the Incumbent Board.

"CODE" means the Internal Revenue Code of 1986, as amended.

"COMPANY" means Canandaigua Wine Company, Inc. and its Subsidiaries, except where the context indicates that only the parent company is intended.

"COMMITTEE" means the committee appointed by the Company's Board of Directors (the "Committee") consisting of not fewer than the number of members of the Board of Directors required under Code Section 162(m) and the Rules of the IRS thereunder for determining performance based compensation which is deductible by the Company who are "outside directors" as defined from time to time under the IRS Rules and, to the extent possible are also "Non-Employee Directors" as defined from time to time under the SEC Rules for approval of Awards exempt from Section 16(b). If any member of the Committee does not qualify as an "outside director", Awards under the Plan for Covered Employees shall be administered by a subcommittee of the Committee comprised solely of members who qualify as outside directors to the extent desireable to preserve the deductibility of such compensation under Section 162(m) of the Code and such subcommittee shall constitute the Committee for all purposes under the Plan. The full Board of Directors, in its discretion, may act as the Committee under the Plan and shall do so with respect to grants of Awards to non-employee directors. The Committee may delegate to selected officers of the Company, individually or acting as a committee, any portion of its authority, except as otherwise expressly provided in the Plan. In the event of a delegation to management, the term "Committee" as used herein shall include the officer or committee with respect to the delegated authority. Notwithstanding any such delegation of authority, the Committee comprised of members of the Board of Directors shall retain overall responsibility for the operation of the Plan. Management acting pursuant to delegated authority shall not make Awards under the Plan to any Covered Employees or other Section 16 insider.

"COMMON STOCK" means the Class A Common Stock of the Company, par value $.01 per Share.

"COVERED EMPLOYEE" means the Chief Executive Officer of the Company and the four other most highly compensated officers of the Company as such term is defined under the Rules promulgated under Section 162(m) of the Code and such other officers as may be designated by the Committee.

"DISABILITY" means the inability of a Participant to perform his or her duties for a period in excess of the applicable statutory short-term disability coverage provided by the Company. The date of termination with respect to Disability shall be the day following the date such short term disability protection lapses.

"EXTRAORDINARY ITEMS" means (a) items presented as such (or other comparable terms) on the Company's audited financial statements, (b) extraordinary, unusual or nonrecurring items of gain or loss, (c) changes in tax or accounting laws or Rules, and (d) the effects of mergers, acquisitions, divestitures, spin offs or significant transactions, each of which are identified in the audited financial statements and notes thereto or in the "management's discussion and analysis" of the financial statements in a period report filed with the SEC under the Exchange Act.

"FAIR MARKET VALUE" of a Share means the closing price of the Common Stock on the NASDAQ Stock Market or other national stock exchange on which the Common Stock is actively traded for the date as reported in the WALL STREET JOURNAL, Eastern Edition or such other standard reference service as the Committee may select.

"IRS" means the Internal Revenue Service and, if the context permits, the courts interpreting the Code.

"OTHER STOCK-BASED AWARD" means an Award granted pursuant to Section 8 of the Plan which is subject to the terms, conditions and restrictions set forth in the instrument evidencing the Award.

"PARTICIPANT" means any employee of the Company or non-employee director of the Company who has received an Award under the Plan.

"PERFORMANCE CRITERIA" means one or more of the following performance criteria selected by the Committee with respect to any performance-based Award: (a) increases in the Fair Market Value of a Share, (b) shareholder value added, (c) cash flow, (d) earnings per share, (e) earnings of the Company before deducting interest, taxes, depreciation and amortization, (f) return on equity, (g) return on capital, (h) return on assets or net assets, (i) cost reduction or control,
(j) operating income or net operating income, (k) operating margins/sales in one or more business segments or product lines, (l) return on operating revenue, and
(m) market share in one or more business segments or product lines. Performance criteria may be established on a corporate, divisional, business unit or consolidated basis and measured absolutely or relative to the Company's peers.

"PERFORMANCE PERIOD" means the fiscal year or years or other period established by the Committee with respect to which the Performance Targets are set by the Committee.

"PERFORMANCE TARGET" means one or more specific objective goal or goals (which may be cumulative or alternative) that are timely set in writing by the Committee for each Participant for the applicable Performance Period with respect to any one or more of the Performance Criteria.

"PLAN" means the Long-Term Stock Incentive Plan of the Company, as amended from time to time.

"RESTRICTED STOCK" means Shares granted pursuant to Section 7 of the Plan which are subject to the terms, conditions and restrictions set forth in the instrument evidencing the Award.

"RETIREMENT" means a termination of employment by an employee who is at least 60 years of age and after at least 10 years of service with the Company (which shall include entities acquired by the Company, if the Committee so determines).

"RULES" means rules, regulations and interpretations issued by the governmental authority charged with administering any law and any judicial interpretations applicable thereto.

"SEC" means the Securities and Exchange Commission.

"SHARES" means shares of the Company's Class A Common Stock, par value $.01 per share.

"STOCK OPTION" means any nonqualified Stock Option granted pursuant to Section 5 of the Plan which is subject to the terms, conditions and restrictions set forth in the instrument evidencing the Award and the Plan.

"SUBSIDIARIES" means (a) all corporations of which at least fifty percent of the voting stock is owned by the Company directly or through one or more corporations at least fifty percent of whose voting stock is so owned, and (b) partnerships or other entities in which the Company has, either directly or indirectly, at least a fifty percent interest in the capital or profits.

OTHER TERMS: Any other terms used in the Plan which are defined in Sections 83, 162(m) or 421 of the Internal Revenue Code as amended, or the Rules thereunder or corresponding provisions of subsequent laws and Rules in effect at the time Awards are made under the Plan, shall have the meanings set forth in such laws or Rules.

                           AMENDMENT NUMBER ONE TO THE
                         CANANDAIGUA WINE COMPANY, INC.
                         LONG-TERM STOCK INCENTIVE PLAN

     This Amendment Number One to the Canandaigua Wine Company, Inc. Long-Term Stock Incentive Plan (the "Plan") was approved pursuant to Section 19 of the Plan by the Board of Directors of Canandaigua Brands, Inc. (f/k/a Canandaigua Wine Company, Inc., the "Company"), acting in its capacity as the Committee under the Plan. Capitalized terms used herein which are not otherwise defined shall have the meanings ascribed to them in the Plan and Annex A thereto.

     1. NAME. The name of the Plan is hereby changed to "Canandaigua Brands, Inc. Long-Term Stock Incentive Plan."

     2. DEFINITION OF COMMITTEE. The definition of the term "Committee" as used in the Plan and defined in Annex A to the Plan is hereby amended and restated to read in its entirety as follows:

          "COMMITTEE" means the committee appointed from time to time by the Company's Board of Directors to administer the Plan (the "Committee"). The full Board of Directors, in its discretion, may act as the
          Committee under the Plan, whether or not a Committee has been appointed, and shall do so with respect to grants of Awards to non-employee directors. The Committee may delegate to one or more members of the Committee or officers of the Company, individually or acting as a committee, any portion of its authority, except as otherwise expressly provided in the Plan. In the event of a delegation to a member of the Committee, officer or a committee thereof, the term "Committee" as used herein shall include the member of the Committee, officer or committee with respect to the delegated authority. Notwithstanding any such delegation of authority, the Committee comprised of members of the Board of Directors and appointed by the Board of Directors shall retain overall responsibility for the operation of the Plan.

     In witness whereof, Canandaigua Brands, Inc. has caused this instrument to be executed as of September 15, 1997.

                                                  CANANDAIGUA BRANDS, INC.

                                                  By: /s/ Richard Sands
                                                      ------------------------
                                                      Richard Sands, President

                           AMENDMENT NUMBER TWO TO THE
                            CANANDAIGUA BRANDS, INC.
                         LONG-TERM STOCK INCENTIVE PLAN

     This Amendment Number Two to the Canandaigua Brands, Inc. Long-Term Stock Incentive Plan, as amended (the "Plan"), was approved pursuant to Section 19 of the Plan by the Board of Directors of Canandaigua Brands, Inc. (the "Company"), acting in its capacity as the Committee under the Plan, and by the stockholders of the Company. Capitalized terms used herein which are not otherwise defined shall have the meanings ascribed to them in the Plan and Annex A thereto.

     The Plan is hereby amended to increase the number of shares of the Company's Common Stock with respect to which Awards may be made under the Plan from four million shares to seven million shares by amending the first sentence of the first paragraph of Section 4 of the Plan to read in its entirety as follows:

     The total number of shares of the Company's Common Stock available for Awards under the Plan in the aggregate shall not exceed seven million shares.

     In witness whereof, Canandaigua Brands, Inc. has caused this instrument to be executed as of July 20, 1999.

                                               CANANDAIGUA BRANDS, INC.


                                               By: /s/ Richard Sands
                                                   -------------------------
                                                   Richard Sands, President

                             AMENDMENT NUMBER THREE
                                     TO THE
                            CANANDAIGUA BRANDS, INC.
                         LONG-TERM STOCK INCENTIVE PLAN

     This Amendment Number Three to the Canandaigua Brands, Inc. Long-Term Stock Incentive Plan, as amended (the "Plan"), is adopted pursuant to Section 19 of the Plan by the Human Resources Committee of the Board of Directors of Canandaigua Brands, Inc. Capitalized terms used herein, which are not otherwise defined, shall have the meanings ascribed to them in the Plan.

     1. Section 14 of the Plan is amended, effective June 21, 2000, by deleting the second sentence of the first paragraph of such section and substituting in its place the following:

         All Awards or any portion thereof not yet vested or exercisable on the date of Retirement, Disability or death shall become immediately vested and exercisable on the date of termination due to Retirement, Disability or death (except as otherwise provided by the Committee or an employment agreement between the Company and the Participant).

     IN WITNESS WHEREOF, Canandaigua Brands, Inc. has caused this instrument to be executed as of June 21, 2000.

                                           CANANDAIGUA BRANDS, INC.


                                           By:/s/Richard Sands
                                              --------------------------
                                              Richard Sands, President

                              AMENDMENT NUMBER FOUR
                                     TO THE
                            CANANDAIGUA BRANDS, INC.
                         LONG-TERM STOCK INCENTIVE PLAN

This Amendment Number Four to the Canandaigua Brands, Inc. Long-Term Stock Incentive Plan (the "Plan") is adopted pursuant to Section 19 of the Plan by the Board of Directors of Constellation Brands, Inc. (f/k/a Canandaigua Brands, Inc.) (the "Company"), acting in its capacity as the Committee under the Plan. Capitalized terms used herein which are not otherwise defined shall have the meanings ascribed to them in the Plan and Annex A thereto.

     1. NAME. The name of the Plan is hereby changed to "Constellation Brands, Inc. Long-Term Stock Incentive Plan," and all references to the Company name in the Plan are hereby replaced by references to "Constellation Brands, Inc."

In witness whereof, Constellation Brands, Inc. has caused this instrument to be executed as of December 21, 2000.

                                                  CONSTELLATION BRANDS, INC.


                                                  By: /s/ Richard Sands
                                                      ------------------------
                                                      Richard Sands, President